As filed on April 30, 1997
Securities Act of 1933
File No. 33-32684
Investment Company Act of 1940
File No. 811-5887
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-effective Amendment No.      [   ]
Post-effective Amendment No. 11  [ x ]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
 Amendment No. 14        [ x ]

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION
COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS
(Exact name of Registrant as Specified in Charter)
6230 Claremont Avenue, Oakland, CA 94618
(Address of Principal Executive Office) (Zip code)
Registrant's Telephone Number, Including Area Code:
(510) 654-5383

Jim Alexander, Program Coordinator
Alameda-Contra Costa Medical Association
Collective Investment Trust for Retirement Plans
6230 Claremont Avenue
Oakland, CA  94618
(Name and Address of Agent for Service)

Copies to:
Andre W. Brewster, Esq.
Howard, Rice, Nemerovski, Canady, Falk & Rabkin
A Professional Corporation
Three Embarcadero Center, 7th floor
San Francisco, CA  94111-4065

Approximate Date of Proposed Public Offering: As soon as practicable after this Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)
[ X ]  immediately upon filing pursuant to paragraph (b)
[   ]  on (date) pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(1)
[   ]  on April 30, 1998 pursuant to paragraph (a)(1)
[   ]  75 days after filing pursuant to paragraph (a)(2)
[   ]  on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
[   ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Total number of pages:  XX.  Exhibit Index at  C-XX.


Cross Reference Sheet Pursuant to Rule 481
of the Securities Act of 1933

Information Required in
Prospectus by Form N-1A
Registration Statement               Prospectus Caption


Item 1.  Cover Page                  Prospectus Cover.


Item 2.  Synopsis                    Summary.


Item 3.  Condensed Financial
         Information                 Summary; Performance.


Item 4.  General Description of
         Registrant                  The Trust; Investment
                                     Objectives and Policies;
                                     Investment Restrictions;
                                     Appendix.


Item 5.  Management of the Fund      Investment Management and
                                     Administration Arrangements.


Item 5A. Management's Discussion of
         Fund Performance            Inapplicable


Item 6.  Capital Stock and Other
         Securities                 Income Tax Information; Other
                                    Information.


Item 7.  Purchase of Securities
         Being Offered              How to Invest in the Trust;
                                    Valuation of Units.


Item 8.  Redemption or Repurchase   Redemptions; Exchanges.


Item 9.  Legal Proceedings          Inapplicable

Information Required in
Statement of Additional
Information by Form N-1A                  Statement of Additional
Registration Statement                    Information Caption

Item 10.  Cover Page                      Cover Page.


Item 11.  Table of Contents               First Inside Page.


Item 12.  General Information
          and History                     General Information.


Item 13.  Investment Objectives
          and Policies                    Additional Investment
                                          Restrictions; Portfolio
                                          Transactions.


Item 14. Management of the Fund          Management of the Trust.


Item 15. Control Persons and
         Principal Holders of
         Securities                      Management of the Trust.


Item 16. Investment Advisory and
         Other Services                  Management of the Trust.


Item 17. Brokerage Allocation
          and Other Practices           Portfolio Transactions.


Item 18. Capital Stock and
         Other Securities                Inapplicable


Item 19. Purchase, Redemption
         and Pricing of Securities
         Being Offered                   Valuation of Units.


Item 20. Tax Status                      Inapplicable


Item 21. Underwriters                    Inapplicable


Item 22. Calculation of
         Performance Data                Performance Information.

Item 23. Financial Statements            Financial Statements.

PART A


PROSPECTUS

Alameda-Contra Costa Medical Association
Collective Investment Trust
For Retirement Plans


The Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans is a collective investment trust which is registered as an open-end diversified management investment company. The Trust currently offers seven investment Portfolios, each with a different investment objective, for the investment of retirement assets held in Retirement Plans. The assets of a Retirement Plan may be invested in one or more of the Portfolios and may be transferred among the Portfolios on any Valuation Date.

The International Value Equity Portfolio seeks capital appreciation through investing primarily in the American
Depository Receipts of companies incorporated or organized outside the United States.

The Growth Equity Portfolio seeks long-term growth of capital through investing primarily in equity-based securities. The realization of current income is not a consideration.

The Value Equity Portfolio seeks long-term capital appreciation and growth of current income through investing primarily in equity-based securities.

The Balanced Portfolio seeks a balance of current income and long term growth of capital through investment in equity and debt securities.

The Long-Intermediate Fixed Income Portfolio seeks to obtain increased income and capital appreciation by investing in high grade long and intermediate term fixed income instruments, including corporate and government fixed income obligations and mortgage-backed securities with maturities generally of five to thirty years.

The Short-Intermediate Fixed Income Portfolio seeks to obtain interest income and capital appreciation by investing in high grade short and intermediate term fixed income instruments, including corporate and government fixed income obligations and mortgage-backed securities with maturities generally of one to five years.

The Short-Term Income Fund seeks to provide a high level of current income with equal emphasis on stability and liquidity of principal through investment in debt instruments with maturities of one year or less. The Portfolio will not attempt to maintain a stable or constant net asset value.

Units of beneficial interest in the Portfolios are sold without a sales charge and are available only to Retirement Plans.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing.
Please read and retain this Prospectus for future reference.

Additional information about the Trust has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 1997. The Statement of Additional Information is incorporated by reference into this Prospectus.
A copy of the Statement of Additional Information can be obtained without charge by writing to the Alameda-Contra Costa Medical Association, 6230 Claremont Avenue, Oakland, CA 94618, or by calling the Association at (510)654-5383.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS.  ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is April 30, 1998

TABLE OF CONTENTS

SUMMARY                                            5
CONDENSED FINANCIAL INFORMATION                    9

THE TRUST                                         12

HOW TO INVEST IN THE TRUST                        13
 Eligibility for Admission                        13
 Establishing an IRA, SEP or SIMPLE               14
 Establishing a Qualified Plan                    14
 Investing in the Trust                           14

INVESTMENT OBJECTIVES AND POLICIES                15
 The International Value Equity Portfolio         15
 The Growth Equity Portfolio                      17
 The Value Equity Portfolio                       18
 The Balanced Portfolio                           19
 The Long-Intermediate Fixed Income Portfolio     21
 The Short-Intermediate Fixed Income Portfolio    23
 The Short-Term Income Fund                       25
 Special Risk Considerations                      26
 Dividends and Distributions                      27

INVESTMENT RESTRICTIONS                           27

REDEMPTIONS                                       28

EXCHANGES                                         29

VALUATION OF UNITS                                30

PERFORMANCE                                       30

INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS  31
 The Supervisory Committee                             31
 The Custodial Trustee                                 31
 The Administrator                                     33
 The Investment Management Agreements                  32
 The Investment Consultant                             35
 Expenses of the Trust                                 35

INCOME TAX INFORMATION                                 36
 Tax Treatment of the Trust                            36
 Tax Treatment of Participating Trusts                 36

OTHER INFORMATION                                      36
 Description of the Units and Voting Rights            36
 Amendment and Termination of the Trust                38
 Independent Accountants                               38
 Additional Information                                38

APPENDIX                                              A-1

No person has been authorized in connection with the offering made hereby to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and, if given or made, such representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities other than the securities to which it relates, or an offer to or a solicitation of any person in any jurisdiction in which such offer or solicitation would be unlawful.

SUMMARY
The Trust

The Trust is a collective investment trust which was established by the Alameda-Contra Costa Medical Association. It is registered with the Securities and Exchange Commission as an open-end diversified management investment company. Such regis-tration does not involve supervision of management or investment practices or policies of the Trust. Units of the Trust are available only to Retirement Plans. See "How to Invest in the Trust."

Investment Objectives and Policies

The Trust currently offers seven investment Portfolios, each with a different investment objective, for the investment of retirement assets held in Retirement Plans. The assets of a Retirement Plan may be invested in one or more of the Portfolios and may be transferred among the Portfolios on any Valuation Date. See "Investment Objectives and Policies" and "Exchanges."

The International Value Equity Portfolio seeks capital appreciation through investing primarily in the American
Depository Receipts of companies incorporated or organized outside the United States.

The Growth Equity Portfolio seeks long-term growth of capital through investing primarily in equity-based securities. The realization of current income is not a consideration.

The Value Equity Portfolio seeks long-term capital appreciation and growth of current income through investing primarily in equity-based securities.

The Balanced Portfolio seeks a balance of current income and long term growth of capital through investment in equity and debt securities.

The Long-Intermediate Fixed Income Portfolio seeks to obtain increased income and capital appreciation by investing in high grade long and intermediate term fixed income instruments, including corporate and government fixed income obligations and mortgage-backed securities with maturities generally of five to thirty years.

The Short-Intermediate Fixed Income Portfolio seeks to obtain interest income and capital appreciation by investing in high grade short and intermediate term fixed income instruments, including corporate and government fixed income obligations and mortgage-backed securities with maturities generally of one to five years.

The Short-Term Income Fund seeks to provide a high level of current income with equal emphasis on stability and liquidity of principal through investment in debt instruments with maturities of one year or less. The Portfolio will not attempt to maintain a stable or constant net asset value.

Special Risk Considerations

Monies invested in the Portfolios are subject to certain risks. Since each of the Portfolios will invest in different types of investments, the risks of participating in the Trust will vary depending on the Portfolio or Portfolios chosen. Before selecting a Portfolio or Portfolios for investment of Retirement Plans, a Participant should assess the risks associated with the types of investments made by each Portfolio. See "Investment Objectives and Policies" and "Investment Restrictions."

There is no assurance that the Portfolios will achieve their investment objectives. The value of interest bearing securities held in the Portfolios will generally vary inversely with changes in prevailing interest rates, while the value of equity-based securities held in the Portfolios will fluctuate as the stock market fluctuates. In turn, the value of equity-based securities of small capitalization companies may fluctuate more than the value of large capitalization companies. The value of all securities held in the Portfolios will vary due to economic conditions and other market factors.

Investing in securities issued by foreign corporations or entities (including through ADRs), involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations.

Administration of the Trust

Wells Fargo Bank, National Association, is the Custodial Trustee of the Trust. The Alameda-Contra Costa Medical Association provides administrative services to the Trust. Lazard Freres Asset Management, The Burridge Group LLC, Towneley Capital Management, Inc., Guardian Investment Management and Scudder Kemper Investments, Inc. serve as investment advisers to specified Portfolios of the Trust. See "Investment Management and Administration Arrangements" for a discussion of the services provided and fees paid for such services.

Investment in the Trust

The minimum initial investment for admission to a Portfolio is $100. There is no minimum requirement for subsequent investments. The purchase price for Units of a Portfolio is the net asset value per Unit on the next Valuation Date following receipt by the Association of a Participating Trust's satisfactorily completed investment instructions and payment. Units may be withdrawn from the Trust or funds transferred from one Portfolio to another on any Valuation Date. See "How to Invest in the Trust," "Redemptions" and "Exchanges."

Fees and Expenses of the Portfolios



The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses that a Participant in a Participating Trust will bear directly or indirectly in connection with investment in one or more Portfolios.  For a more complete description of the various costs and expenses, see "Investment Management and
Administration Arrangements."

Unitholder Transaction Expenses:  None <F1>
                                                                             Long-            Short-
                              International  Growth    Value                 Intermediate     Intermediate
                              Value Equity   Equity    Equity     Balanced   Fixed Income     Fixed Income   Short-Term
                              Portfolio      Portfolio Portfolio  Portfolio  Portfolio        Portfolio      Income Fund
Annual Portfolio Operating
Expenses (as a percentage
of average net assets): <F2>

Management Fees                0.97%           0.75%     0.80%     0.64%      0.50%            0.50%           0.50%
12b-1 Fees                       0.%             0.%       0.%       0.%        0.%              0.%             0.%
Other Expenses
  Custodial Trustee            0.13%           0.13%     0.13%     0.13%      0.13%            0.13%           0.13%
  Administrator                0.44%           0.44%     0.44%     0.44%      0.44%            0.44%           0.44%
  Other                        0.38%           0.41%     0.41%     0.41%      0.21%            0.22%           0.23%
                               _____          _____     _____     _____      _____            _____            _____
Total Other Expenses           0.95%           0.98%     0.10%     0.98%      0.78%            0.79%           0.80%
Total Portfolio Operating
Expenses <F3>                  1.92%           1.73%     1.78%     1.62%      1.28%            1.29%           1.30%


Net Portfolio Operating
Expenses <F4>                  1.80%           1.62%     1.66%     1.61%      1.28%            1.28%           1.30%

<F1>
The Trust does not impose a sales load, redemption fees or exchange fees and there are no initial or annual maintenance fees for participation.
<F2>
"Operating Expenses" are based on actual expense amounts incurred for the year ended December 31, 1997.
<F3>
Ratio has been calculated using the expense amount which excludes rimbursed and waived expenses and includes fees paid indirectly.  If including all expenses, the ratio would be 1.97%, 1.79%, 1.83%, 1.67%,
1.33%, 1.34% and 1.35% for the International Value Equity Portfolio, The Growth Equity Portfolio, The
Value Equity Portfolio, The Balanced Portfolio, The Long-Intermediate Fixed Income Portfolio, The Short-
Intermediate Fixed Income Portfolio and the Short-Term Income Fund respectively.  All ratios would remain unchanged for 1996 and prior years.
<F4>
Ratio has been calculated using the net expense amount which excludes reimbursed and waived expenses and fees paid indirectly.



Example

You would pay the following expenses in each of the Portfolios on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                                    Long-         Short-
                International    Growth      Value                  Intermediate  Intermediate
                Value Equity     Equity      Equity    Balanced     Fixed Income  Fixed Income  Short-Term
                Portfolio        Portfolio   Portfolio Portfolio    Portfolio     Portfolio     Income Fund
1 Year           $ 18             $ 16        $ 17      $ 16         $ 13          $ 13          $ 13
3 Years          $ 57             $ 51        $ 52      $ 51         $ 41          $ 41          $ 41
5 Years          $ 97             $ 88        $ 90      $ 88         $ 70          $ 71          $ 71
10 Years         $212             $192        $197      $191         $155          $156          $157

THE EXAMPLE SET FORTH ABOVE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES; THE PORTFOLIOS' EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The assumption in the example of a 5% annual return is required by regulations of the Securities and Exchange Commission; the 5% annual return is not a prediction of and does not represent the projected performance of the Portfolios.

CONSENSED FINANCIAL INFORMATION

          The per unit amounts of certain Portfolios have been restated to reflect a unit split in 1996, in accordance with the following ratios: Value Equity Portfolio - 12.3862 to 1; Balanced Portfolio
- 4.8470 to 1; Long-Intermediate Fixed Income Portfolio - 5.5382
to 1; Short-Intermediate Fixed Income Portfolio - 2.0957 to 1
Short-Term Income Fund - 4.4817 to 1. The selected data for years ended December 31, 1992 through December 31, 1997 has been audited by Coopers & Lybrand, L.L.P., independent auditors, whose report dated February 13, 1998 is incorporated by reference into the Statement ofAdditional Information, both of which may be obtained without charge by writing to the Alameda-Contra Costa Medical Association, 6230
Claremont Avenue, Oakland, CA 94618 or by calling the Association at (510) 654-5383. The other selected data, also audited, is not covered by the auditor's current report. Further information about the performance of the Portfolios is included in the Trust's annual report for 1997, which may be obtained from the Association without charge at the same address and number.

Financial Highlights
INTERNATIONAL EQUITY PORTFOLIO
                                          1997       1996       1995 <F5>

Net asset value, beginning of period      $11.19     $10.09     $10.00

Net investment income                       0.06       0.10       0

Net realized and unrealized gain            1.88       1.00       0.09
                                           _____       _____      _____
Total from investment operations            1.94       1.10       0.09

Net asset value, end of year              $13.13     $11.19     $10.09

Total Return                               17.34%     10.90%      0.90% <F6>


Ratios/Supplemental Data

Ratio of net investment income to
  average net assets                        0.48%      1.01%      0.04% <F6>

Portfolio turnover rate                    18.05%     40.54%         0%

Average commission rate per share          $0.2179    $0.0909

Net assets at end of year (in 000's)        $1,725     $1,154      $805

Ratio of expenses to average net assets     1.92% <F7>  2.02% <F7> 0.11%

Ratio of net expenses to average
  net assets                                1.80% <F8>  1.94% <F8> 0.11%

<F5>
From December 1, (inception) through December 31, 1995.
<F6>
Figures respresent the Portfolio's actual experience from December 1 through December 31, 1995.
<F7>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses and includes fees paid indirectly. If including all expenses, the ratio would be 1.97% for 1997 and remain unchanged for 1996.
<F8>
Ratio has been calculated using the net expense amount which excludes reimbursed and waived expenses and fees paid indirectly.

Condensed Financial Information, continued

GROWTH EQUITY PORTFOLIO                   1997      1996      1995      1994      1993      1992 <F9>

Net asset value, beginning of year       $16.70    $14.27    $12.12    $13.01    $11.74    $10.00

Net investment income/(loss)<F25>              (0.19)    (0.14)    (0.07)    (0.11)    (0.07)    (0.01)

Net realized and unrealized gain/(loss)    3.16      2.57      2.22     (0.78)     1.34      1.75
                                          _____      _____     _____     _____    _____    _____
Total from investment operations           2.97      2.43      2.15     (0.89)     1.27      1.74

Net asset value, end of year             $19.67    $16.70    $14.27    $12.12    $13.01    $11.74

Total Return                              17.78%    17.03%    17.74%   (6.84)%    10.82%    69.60% <F10>


Ratios/Supplemental Data


Ratio of net investment income/
  (loss) to average net assets            (1.04)    (0.99)%   (0.68)%  (0.72)%   (0.68)%   (0.07)%

Portfolio turnover rate                   28.84%    28.97%    33.63%   52.49%    38.58%    12.95%

Average commission rate per share         $0.0802   $0.0741

Net assets at end of year (in 000's)      $3,897    $4,154    $3,361   $2,539    $3,242    $1,660

Ratio of expenses to average net assets    1.73%<F11>1.84%<F11>1.67%    1.86%     1.79%     0.41%

Ratio of net expenses to average
  net assets                               1.62%<F12>1.77%<F12>1.67%    1.86%     1.79%     0.41%

<F9>
From October 1, 1992 (inception) through December 31, 1992.
<F10>
Annualized.
<F11>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses and includes fees paid indirectly. If including all expenses, the ratio would be 1.79% for 1997 and remain unchanged for 1996.
<F12>
Ratio has been calculated using the net expense amount which excludes reimbursed and waived fees paid indirectly.


Condensed Financial Information, continued

VALUE EQUITY PORTFOLIO                     1997       1996       1995       1994       1993       1992       1991       1990 <F13>

Net asset value, beginning of year         $11.34     $ 9.62     $ 7.66     $ 7.74     $ 6.71     $ 5.94     $ 4.90     $ 4.89

Net investment income/(loss)<F25>            0.00       0.10       0.12       0.02       0.06       0.13       0.13       0.08

Net realized and unrealized gain/(loss)      3.56       1.62       1.84      (0.10)      0.97       0.64       0.91      (0.07)
                                            _____       _____     _____      _____      _____      _____       ____
Total from investment operations             3.56       1.72       1.96      (0.08)      1.03       0.77       1.04       0.01

Net asset value, end of year               $14.90     $11.34     $ 9.62     $ 7.66     $ 7.74     $ 6.71     $ 5.94     $ 4.90

Total Return                                31.39%     17.88%     25.57%     (0.99)%    15.37%     12.88%     21.22%    0.33% <F14>



Ratios/Supplemental Data


Ratio of net investment income/(loss) to
  average net assets                        (0.01)%     0.84%      1.15%      0.70%      1.18%      1.75%      2.39%      1.67%

Portfolio turnover rate                     63.25%     98.50%    103.58%    116.01%     65.85%     85.40%     75.67%     56.48%

Average commission rate per share           $0.0601    $0.0601

Net assets at end of year(in 000's)        $28,321    $23,351    $20,280    $16,825    $15,518    $12,622    $11,761     $9,598

Ratio of expenses to average net assets      1.78%<F15> 1.98%<F15> 1.82%      1.99%      1.99%      2.01%      2.16%      0.59%

Ratio of net expenses to average
  net assets                                 1.66%<F16> 1.78%<F16> 1.82%      1.99%      1.99%      2.01%      2.16%      0.59%

<F13>
From August 2, 1990 (inception) through December 31, 1990.
<F14>
Annualized.
<F15>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses and includes fees paid indirectly. If including all expenses, the ratio would be 1.83% for 1997 and remain unchanged for 1996.
<F16>
Ratio has been calculated using the net expense amount which excludes reimbursed and waived expenses and fees paid indirectly.

Condensed Financial Information, continued

BALANCED PORTFOLIO                         1997       1996       1995       1994       1993       1992       1991       1990 <F17>
Net asset value, beginning of year         $10.87     $ 9.47     $ 7.64     $ 7.64     $ 7.05     $ 6.70     $ 5.66     $ 5.95

Net investment income/(loss)<F25>            0.20       0.02       0.08       0.34       0.32       0.13       0.16       0.20

Net realized and unrealized gain/(loss)      2.22       1.38       1.75      (0.34)      0.27       0.22       0.88      (0.49)
                                            _____      _____      _____      _____      _____      _____      _____      _____
Total from investment operations             2.42       1.40       1.83         0        0.59       0.35       1.04      (0.29)

Net asset value, end of year               $13.29     $10.87     $ 9.47     $ 7.64     $ 7.64     $ 7.05     $ 6.70     $ 5.66

Total Return                                22.26%     14.78%     23.91%      0.03%      8.34%      5.26%     18.41%   (11.65)%<F18>



Ratios/Supplemental Data


Ratio of net investment income/(loss) to
  average net assets                         1.63%     1.88%       2.68%      3.09%      2.57%      2.59%      3.37%      3.51%

Portfolio turnover rate                      9.16%     7.67%       6.30%      5.18%      4.75%     17.78%     13.61%      5.43%

Average commission rate per share           $0.1087   $0.0825

Net assets at end of year (in 000's)        $4,991    $4,609       $3,489    $2,486     $2,854     $3,223     $2,593     $1,795

Ratio of expenses to average net assets     1.62%<F19> 1.68%<F19>   1.47%     1.63%      1.63%      1.64%      1.78%      0.29%

Ratio of net expenses to average
  net assets                                1.66%<F20> 1.66%<F20)   1.47%     1.63%      1.63%      1.64%      1.78%      0.29%

<F17>
From August 2, 1990 (inception) through December 31, 1990.
<F18>
Annualized.
<F19>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses and includes fees paid indirectly. If including all expenses, the ratio would be 1.67% for 1997 and remain unchanged for 1996.
<F20>
Ratio has been calculated using the net expense amount which excludes reimbursed and waived expenses and fees paid indirectly.

Condensed Financial Information, continued


LONG-INTERMEDIATE FIXED INCOME PORTFOLIO   1997       1996       1995       1994       1993       1992       1991       1990 <F21>
Net asset value, beginning of year         $10.43     $10.27     $ 8.71     $ 9.16     $ 8.39     $ 7.89     $ 6.87     $ 6.58

Net investment income/(loss)<F25>            0.57       0.61       0.34       1.08       0.53       0.55       0.43       0.28

Net realized and unrealized gain/(loss)      0.30      (0.45)      1.22      (1.53)      0.24      (0.05)      0.58       0.01
                                            _____       _____      _____      _____      _____      _____      _____      _____
Total from investment operations             0.87       0.16       1.56      (0.45)      0.77       0.50       1.01       0.29

Net asset value, end of year               $11.30     $10.43     $10.27     $ 8.71     $ 9.16     $ 8.39     $ 7.88     $ 6.87

Total Return                                 8.34%      1.56%     17.93%     (4.93)%     9.19%      6.39%     14.80%    10.61%<F22>


Ratios/Supplemental Data


Ratio of net investment income/(loss) to
  average net assets                         5.28%     5.29%       5.53%      5.64%      5.44%      6.11%      6.49%      4.36%

Portfolio turnover rate                    160.81%    17.30%       5.95%      0.00%     10.68%      9.79%     20.60%      1.86%

Net assets at end of year (in 000's)        $4,009    $4,733      $4,722     $3,763     $5,156     $4,908     $4,843     $3,816

Ratio of expenses to average net assets     1.28%<F23> 1.44%       1.35%      1.49%      1.49%      1.52%      1.70%      0.28%

<F21>
From August 2, 1990 (inception) through December 31, 1990.
<F22>
Annualized.
<F23>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses. If including all expenses, the ratio would be 1.33%.

Condensed Financial Information


SHORT-INTERMEDIATE FIXED INCOME PORTFOLIO   1997       1996       1995       1994       1993       1992       1991       1990 <F24>
Net asset value, beginning of year          $10.29     $ 9.97     $ 8.99     $ 9.23     $ 8.68     $ 8.18     $ 7.33     $ 6.74

Net investment income<F25>                    0.53       0.49       0.71       0.69       0.37       0.01       0.41       0.33

Net realized and unrealized gain/(loss)      0.09       (0.17)      0.27     (0.93)       0.18       0.49       0.44       0.26
                                            _____        _____      _____     _____      _____      _____      _____      _____
Total from investment operations             0.62        0.32       0.98     (0.24)       0.55       0.50       0.85       0.59

Net asset value, end of year               $10.91      $10.29     $ 9.97    $ 8.99      $ 9.23     $ 8.68     $ 8.18     $ 7.33

Total Return                                 6.03%       3.21%     10.88%    (2.58)%      6.38%      6.06%     11.58%   21.06%<F26>


Ratios/Supplemental Data


Ratio of net investment income/(loss) to
  average net assets                         4.98%      4.63%      4.76%      4.78%       4.75%      5.16%      6.04%      4.60%

Portfolio turnover rate                     69.25%     31.68%     19.21%      0.00%      25.60%      6.69%     41.22%     26.50%

Net assets at end of year (in 000's)        $4,148     $4,495     $6,073     $6,182      $7,575     $6,747     $3,336     $2,666

Ratio of expenses to average net assets      1.29%<F27> 1.47%      1.37%      1.51%       1.47%      1.47%      1.68%      0.28%

<F24>
From August 2, 1990 (inception) through ecember 31, 1990
<F25>
Per share amounts have been calculated using the average shares outstanding during the period
<F26>
Annualized.
<F27>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses.  If including all expenses, the ratio would be 1.34%.

Condensed Financial Information, continued

SHORT-TERM INCOME                           1997       1996       1995       1994       1993       1992       1991       1990<F28>
Net asset value, beginning of year          $10.20     $ 9.82     $ 9.33    $ 9.10     $ 8.91     $ 8.63     $ 8.20     $ 7.88

Net investment income <F25>                   0.45       0.40       0.87      0.26       2.09       1.62       0.61       0.28

Net realized and unrealized gain/(loss)       0.02      (0.02)     (0.38)    (0.03)     (1.90)     (1.34)     (0.18)      0.04
                                             _____      _____      _____      _____      _____      _____      _____
Total from investment operations              0.47       0.38       0.49      0.23       0.19       0.28       0.43       0.32

Net asset value, end of year                $10.67     $10.20     $ 9.82    $ 9.33     $ 9.10     $ 8.91     $ 8.63     $ 8.20

Total Return                                  4.61%      3.87%      5.33%     2.50%      2.10%      3.31%      5.14%      9.78%<F29>



Ratios/Supplemental Data


Ratio of net investment income/(loss)
  to average net assets                       4.34%     4.03%      4.11%      2.87%      3.60%      4.33%      5.10%      7.72%

Portfolio turnover rate                      40.97%       0%

Net assets at end of year (in 000's)         $2,962    $3,572     $2,566     $2,716     $2,120     $3,481     $7,415     $9,619

Ratio of expenses to average net assets      1.30%<F30> 1.39%      1.38%      1.50%      1.59%      1.55%      1.76%      0.59%

<F28>
From August 2, 1990 (inception) through December 31, 1990.
<F29>
Annualized
<F30>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses. If including all expenses, the ratio would be 1.35%.


THE TRUST

     The Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust") is a collective investment trust which was established under the laws of the State of California by the Alameda-Contra Costa Medical Association (the "Association") to be managed by a Supervisory Committee with Wells Fargo Bank, National Association ("Wells Fargo"), acting as the custodial trustee (the "Custodial Trustee") under a Declaration of Trust dated February 9, 1990, as amended. The Association is also administrator of the Trust pursuant to an Administrative Services Agreement dated as of July 24, 1990, as amended, between the Trust and the Association (the "Administrative Services Agreement"). The Trust is registered with the Securities and Exchange Commission as an open-end diversified management investment company. Such registration does not involve supervision of management or investment practices or policies of the Trust. Units of beneficial interest in the Portfolios (the "Units") are sold without a sales charge and are available only to Retirement Plans. See "How to Invest in the Trust." Retirement Plans that have been admitted to the Trust are referred to as "Participating Trusts." An individual for whose benefit a Participating Trust is maintained or who may be entitled to receive benefits from a Participating Trust is referred to as a "Participant."

Assets of the Portfolios are invested in accordance with their investment objectives by investment managers (each, an "Investment Manager") who have contracted with the Trust to provide investment advisory and management services to specified Portfolios. See "Investment Objectives and Policies" and "Investment Management and Administration Arrangements--The Investment Management Agreements."


HOW TO INVEST IN THE TRUST

Eligibility for Admission

To invest in the Trust, an individual, partnership, or corporation must establish a Retirement Plan.

Retirement Plans are:

  - Individual retirement trust accounts ("IRAs"), including rollover IRAs and IRAs established to receive contributions under simplified employee pension plans ("SEPs") or savings incentive match plans for employees of small employers ("SIMPLEs"), that are exempt under Section 408(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and that are maintained in conformity with Section 408(a) of the Code, and

  - Trusts described in Section 401(a) of the Code that are exempt from taxation under Section 501(a) of the Code and form parts of stock bonus, pension or profit sharing plans ("Qualified
Plans").

Prototype Plans. The Association sponsors the Alameda-Contra Costa Medical Association Prototype Defined Contribution Plan and Trust (the "Prototype Plan") which can be adopted by a self-employed individual, partnership or corporation (the "Employer") that is a member of (or whose partners or shareholders are members of) the Association, other county associations or the California Medical Association. Most Qualified Plans represent adoption of the Prototype Plan. The Prototype Plan authorizes Participants to direct the plan trustee appointed by the Employer (the "Plan Trustee") to invest contributions made under the Qualified Plan by, or for, a Participant in one or more of the Portfolios. In addition, if so authorized by the Employer, the Participant may direct the Plan Trustee to invest contributions in any readily tradable security or life insurance contracts.

Other Plans. Other Qualified Plans that do not represent an adoption of the Prototype Plan may also invest in the Portfolios provided their governing documents specifically authorize such investment.

IRAs. Each IRA authorized to invest in a Portfolio is established by adopting the Alameda-Contra Costa Medical Association Individual Retirement Plan. The Participant for whose benefit the IRA is maintained (or his or her beneficiary, in the event of the Participant's death) is authorized to direct the investment of assets in the IRA in one or more Portfolios.

Establishing an IRA, SEP or SIMPLE

Documents for establishing an IRA, a SEP or a SIMPLE, which consist of an adoption agreement, Plan document, IRS Form 5305-SEP (for a SEP), IRS Form 5305-SIMPLE (for a SIMPLE), and related disclosure statements and forms describing eligibility, amounts of, deadlines for making contributions to, and rules regarding distributions from such plans, can be obtained from the Association, 6230 Claremont Avenue, Oakland, CA 94618, or by calling (510) 654-5383. New IRAs will be opened as of the date that an executed adoption agreement is received by the Association. If the agreement is revoked within seven days, the individual will receive a refund of all contributions. SEPs or SIMPLEs become effective on the date specified in the IRS Form 5305-SEP or IRS Form 5305-SIMPLE, respectively.

Establishing a Qualified Plan

Documents required for establishing a Qualified Plan can be obtained from the Association, 6230 Claremont Avenue, Oakland, CA 94618, or by calling (510) 654-5383. Qualified Plans become effective on the date specified in the adoption agreement or Plan document, in the case of an individually designed plan.

Investing in the Trust


Once a Retirement Plan has been established, the Participant, the Plan Trustee or other person with investment authority for a particular Retirement Plan may direct the Association to instruct the Custodial Trustee to invest the Retirement Plan assets in one or more Portfolios using a request form provided by the Association. Admissions to the Trust will be made as of the the last business day of the month (the "Valuation Date") next succeeding establishment of a Retirement Plan and contribution of funds. The completed form with contributions should be delivered to the Association at 6230 Claremont Avenue, Oakland, California 94618 to the attention of Jim Alexander, Program Coordinator. Unless the Participant already has funds available for investment in a Portfolio or Portfolios, the form should be accompanied by a check made payable to Wells Fargo Bank for the amount intended to be invested in the Trust. Cash should not be mailed.

Each Plan Trustee or Participant, as the case may be, is responsible for notifying the Association on a timely basis of investment instructions. The Association aggregates the instruc-tions from the various Plan Trustees, in the case of Qualified Plans, and Participants, in the case of IRAs, and instructs the Custodial Trustee to allocate the Retirement Plan assets among the Portfolios in accordance with such investment instructions.

The minimum initial investment for participation in a Portfolio is $100. There is no minimum requirement for subsequent investments. The purchase price for Units of a Portfolio is the net asset value per Unit on the next Valuation Date following receipt by the Association of a Participating Trust's satisfactorily completed investment instructions and payment. Investments are subject to determination by the Association that the investment instruction form has been properly completed. Investments received before the Valuation Date are held in a deposit account with the Custodial Trustee. These funds, together with any accrued interest, are then invested in the respective Portfolios as of the Valuation Date. Daily interest is paid only on amounts greater than or equal to $10,000. Other accumulated interest is allocated quarterly to the Portfolios prorata on the basis of assets. Participating Trusts investing less than $10,000, are encouraged to tender payment near the valuation date.

If funds are received by the Association without designation of a Portfolio, the Association shall, if it is unable to confirm the Portfolio designation, instruct the Custodial Trustee to invest the funds in accordance with the Custodial Trustee's most recent investment instructions. If the investment is the initial investment for a Participating Trust, the undesignated funds will be invested in the Short-Term Income Fund pending further instruction from the Participant or Plan Trustee, as the case may be.

Units of the Trust may be redeemed as described under "Redemptions." Because Units are not transferable, certificates representing Units will not be issued. All Units purchased are confirmed by mail to the Participating Trust and are credited to the account of the Participating Trust as of the Valuation Date.

The Supervisory Committee reserves the right in its sole discretion to suspend the availability of Units when, in the judgment of the Supervisory Committee, such suspension is in the best interests of the Trust. The Custodial Trustee reserves the right to reject investment instructions when, in the judgment of the Custodial Trustee, such rejection is in the best interests of the Trust.


INVESTMENT OBJECTIVES AND POLICIES

The Trust currently offers seven Portfolios, each with a different investment objective, for the investment of retirement assets held in Retirement Plans. Except as indicated below and in the Statement of Additional Information, the following investment objectives and policies may be changed without the approval of Participating Trusts.

There can be no assurance that the investment objectives of any Portfolio can be attained. The net asset value per Unit of the Portfolios will fluctuate and Units may be worth more or less than when purchased.

The International Value Equity Portfolio

The investment objective of the International Value Equity Portfolio is to seek capital appreciation through investing primarily in the American Depository Receipts ("ADRs") of companies incorporated or organized outside the United States.

     It is the present intention of the Investment Manager to invest the International Value Equity Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time. Primary emphasis will be in foreign equity securities that have been converted into ADRs). ADRs are certificates of ownership of a foreign based corporation that are being held in United States banks. Rather than purchase "ordinary shares" of a foreign corporation in foreign countries, an investment manager can purchase shares in the United States of America in a form of an ADR eliminating the need to convert currencies or to transfer certificates internationally. Under normal market conditions, at least 80% of the total Portfolio value of assets will be invested in the ADRs of companies from at least three different countries (not including the United States). The percentage of the International Value Equity Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Investment Manager.

In selecting investments for the International Value Equity Portfolio, the Investment Manager attempts to ascertain inexpensive markets world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Investment Manager seeks to identify companies it believes are financially productive and undervalued in those markets focusing on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

In searching for undervalued ADRs in the undervalued markets, the Investment Manager utilizes a security-selection process incorporating three levels of investment research. The process is based on precise and consistent analysis of historical financial data, with little emphasis placed on forecasting future earnings or events. The three levels of investment research include:

(1) Database Screening - The Investment Manager employs a systematic process to search global databases for companies with characteristics that indicate undervaluation versus a local index and versus the EAFE Index (an index of Europe, Australia and Far East based companies); in particular, companies that have high financial returns on equity and on assets and yet are attractively priced (low price/book and low price/cash flow).

(2) Accounting Validation - The Investment Manager applies an intensive accounting validation process to each security satisfying the initial screening. This step is designed to examine whether a company's stated financial statistics and business value are real and to uncover any hidden opportunities through balance sheet and cash flow analysis. By focusing on detailed cash flow analysis and discretionary balance sheet items, analysts seek to determine that a company's financial productivity is accurately stated, look for and take advantage of pricing anomalies, and discover opportunities including hidden value per share.

(3) Fundamental Analysis - Companies satisfying the accounting validation process are monitored more closely including updates to earnings estimates and the price relationships to overall market conditions. These securities undergo the final qualitative step in the equity security selection process, fundamental analysis, a critical component in the international ADR investment process. The process is in place to ensure current returns can be sustained, to discover hidden value, as well as to identify the catalyst for price appreciation. This involves in-depth analysis of fundamental variables including: quality and depth of management, competitive position, sensitivity to economic/market cycles, margin and sales trends, brand name strength, geographical breakdown and the macro environment in which company operates.

The assets of the International Value Equity Portfolio may be invested in securities other than ADRs or foreign securities when, in the judgment of the Investment Manager, business or financial conditions warrant. In such an event, the International Value Equity Portfolio may take a temporary defensive position and invest without limitation in cash or cash equivalents. Cash equivalents are short-term interest bearing instruments of the type permitted to be held by the Short-Term Income Fund.


Because securities in the International Value Equity Portfolio will be selected on the basis of their capital appreciation potential (income is not a consideration), it may provide greater growth of capital than the Value Equity Portfolio, Balanced Portfolio, Long-Intermediate Fixed Income Portfolio, Short-Intermediate Fixed Income Portfolio, and Short-Term Income Fund. The Unit value of the International Value Equity Portfolio may also be more volatile.

The Growth Equity Portfolio

The objective of the Growth Equity Portfolio is to increase retirement funds through long-term growth of capital. The realization of current income will not be a consideration. Primary investment emphasis will be in equity based securities which are both common stocks and those debt securities and preferred stocks which are convertible into common stocks. Under normal conditions, the Portfolio will maintain approximately 85% of its assets in equity securities.

In selecting common stocks, the Investment Manager of the Growth Equity Portfolio will primarily invest in companies that are perceived to have long-range capital appreciation potential. The Portfolio may consist of common stocks that are of small, mid and large capitalized companies. Small capitalized companies are generally considered to be companies that are in developing phases of their businesses. Mid-capitalized and large-capitalized companies are generally considered to be companies that have been established for a longer period of time.

In evaluating common stocks, the Investment Manager will focus on companies that characteristically have earnings growth potential that are above average or accelerating in their industry. These companies are referred to as "growth" stocks. Companies may also be selected on expectations that they will generate above average near-term earnings based on certain industry or economic conditions that exist from time to time in the market place. These companies that are selected typically have dividend yields that are below the S&P 500 dividend yield and common stocks purchased in the Value Equity Portfolio and the Balanced Portfolio. Growth stocks also tend to have financial valuation ratios, such as price to book, price to earnings, return on equity, dividend growth rates, sales to book and earning growth rates that are higher than stocks in the S&P 500 index. The volatility of stocks purchased in the Growth Equity Portfolio will tend to be greater than stocks purchased in the Value Equity Portfolio and the Balanced Portfolio. The Investment Manager will seek to reduce risk through diversification. This strategy encompasses the number of stocks owned in the Portfolio, the markets in which companies compete, and diversification in small, medium and large capitalization companies that are purchased.

The primary criterion for selecting convertible debt securities, and preferred stock, is the price of the underlying common stock which is calculated in the manner described above. The Investment Manager may choose to invest in convertible securities from time to time when it is more favorable to do so rather than owning the underlying common stock of the company. Premium and conversion factors and income differentials are important investment criteria that are considered when making an evaluation to buy convertible securities.

The Growth Equity Portfolio may invest up to 10% of the value of its total assets which are invested in equity-based securities in dollar-denominated ADRs which are publicly traded in the United
States on exchanges or over-the-counter and are issued by domestic banks.

The assets of the Growth Equity Portfolio may change when, in the judgment of the Investment Manager, business or financial conditions warrant. In such event, the Growth Equity Portfolio may take a temporary defensive position and invest without limitation in cash or cash equivalents. Cash equivalents are short term interest bearing instruments of the type permitted to be held by the Short-Term Income Fund.

Since securities in the Growth Equity Portfolio will be selected on the basis of their capital appreciation potential (income is not a consideration), it may provide greater growth of capital than the Value Equity Portfolio, Balanced Portfolio, Long-Term Intermediate Fixed Income Portfolio, Short Intermediate Fixed Income Portfolio and Short-Term Income Fund. Unit values of the Growth Equity Portfolio also tend to be more volatile.

The Value Equity Portfolio

The objective of the Value Equity Portfolio is to increase retirement funds through long-term capital appreciation and growth of current income. Primary investment emphasis will be on equity-based securities, which are both common stocks and those debt securities and preferred stocks which are convertible into common stocks. Under normal market conditions, the Portfolio will maintain greater than 85% of its assets in equity securities.

In selecting the common stocks, the Investment Manager for the Value Equity Portfolio will consider the intrinsic value of the stock to be purchased, the expected earnings growth and current and expected dividend income. In evaluating expected earnings and dividend income, the Investment Manager examines a company's revenue growth, historical margins, earnings growth, dividend payout ratios and dividend growth, and makes estimates of the likelihood that future revenues growth and margins are realizable given the current and expected economic environment for the company and the industry in which it operates. There are no restrictions on the total common stock market capitalization of the companies in the Portfolio. The goal of the Value Equity Portfolio is to achieve a diversified Portfolio of publicly traded common stocks which it believes are undervalued. The Investment Manager performs financial analyses of a company's balance sheet, income statement, and sources and uses of funds to determine the relative undervaluation of a particular security. Various ratios are used to compare a security to a chosen universe of securities. A security may be undervalued based upon, for example, price to revenues, price to book value, price to dividend, total assets to market capitalization and other similar measures. Through diversification and selection, the Investment Manager will seek to reduce the risks of fluctuation in value and income inherent in investing in the equity market.

The primary criterion for selecting convertible debt securities and preferred stock is the value of the underlying common stock, which is evaluated in the manner described above. An additional factor to consider is the premium to be paid for the conversion privilege which is taken into account in evaluating a convertible debt security as an investment for the Portfolio. The Investment Manager may, from time to time, invest in convertible securities when such investment appears to be more favorable than investment in the underlying common stock of the company. The Investment Manager's decision may be based on, among other considerations, the underlying common stock, prevailing interest rates, premiums in the market for similar interests, historical premiums, time remaining for the conversion, and the income differential between the dividend rate on the common stock and the rate on the issue being evaluated.

The Value Equity Portfolio may invest up to 10% of the value of its total assets which are invested in equity-based securities in dollar-denominated ADRs which are publicly traded in the United
States on exchanges or over-the-counter and are issued by domestic banks.

The assets of the Value Equity Portfolio may change, however, when, in the judgment of the Investment Manager, business or financial conditions warrant. In such event, the Value Equity Portfolio may take a temporary defensive position and invest without limitation in cash or cash equivalents. Cash equivalents are short term interest bearing instruments of the type permitted to be held by the Short-Term Income Fund.

     Because the Value Equity Portfolio will participate in the equity market, it may provide greater potential for capital appreciation and growth of current income over the long term than the Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio or the Short-Term Income Fund. However, the Value Equity Portfolio also may have a more volatile Unit value and lower current yield than these other Portfolios. Since securities in the Value Equity Portfolio will be selected primarily on the basis of their capital appreciation potential, it may also provide greater growth of capital (excluding reinvested income) than the Balanced Portfolio, while the Balanced Portfolio will have a higher level of current income to be reinvested than the Value Equity Portfolio.

The Balanced Portfolio

The objective of the Balanced Portfolio is to increase retirement funds through a balance of current income and long term growth of capital. Investment emphasis will be on common stocks and fixed income securities, primarily preferred stock of United States corporations and debt securities, such as bonds, notes, and debentures of United States corporations and those issued or guaranteed by the United States Government, its agencies or instrumentalities. Debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities provide greater safety of principal but also generally provide lower current income than debt obligations of corporations. The Balanced Portfolio may invest in debt securities issued or guaranteed by the United States Government, its agencies or instrumentalities without limitation on amount. The Balanced Portfolio will invest in debt securities of United States corporations only if they carry a rating of at least "A" from Standard & Poor's Corporation, Moody's Investors Service, Inc. or other industry-recognized rating agencies. See "Appendix" for an explanation of the ratings. At times the Balanced Portfolio also may hold debt securities and preferred stocks which are convertible into common stock. Under normal circumstances, at least 25% of the value of the total assets of the Balanced Portfolio will be invested in fixed income securities. When market conditions dictate a more defensive investment strategy, part of the Balanced Portfolio may be held without limitation on amount in cash or cash equivalents on a temporary basis. Cash equivalents are short term interest bearing instruments of the type permitted to be held by the Short-Term Income Fund.

Investments in equity-based securities will be based on criteria similar to those utilized by the Value Equity Portfolio in selecting equity-based securities. A particular equity-based security may be more appropriate for the Value Equity Portfolio than for the Balanced Portfolio, or vice versa, when such factors as current yield and expected earnings and dividend growth are considered. In addition, the Balanced Portfolio will generally hold securities which have a higher dividend payout ratio than those held in the Value Equity Portfolio and securities which are traded on the New York Stock Exchange or other listed exchanges. The growth rate and market volatility of securities held in the Balanced Portfolio will generally be lower than those held in the Value Equity Portfolio because the Balanced Portfolio emphasizes more stable growth companies.

The Balanced Portfolio may invest up to 10% of the value of its total assets which are invested in equity-based securities in dollar-denominated ADRs which are publicly traded in the United States on exchanges or over-the-counter and are issued by domestic banks.

As with the Value Equity Portfolio, the Balanced Portfolio's investments in equity-based securities may provide greater potential for capital appreciation and growth of current income than the fixed income Portfolios. The Balanced Portfolio also may have a more volatile Unit value and lower current yield than these other Portfolios. Although the Balanced Portfolio's total return will be achieved through more moderate growth of capital than the Value Equity Portfolio, it may have in that total return a higher level of current income to be reinvested than the Value Equity Portfolio. Market conditions may from time to time dictate divergences from the guidelines used to obtain the investment objectives of the Balanced Portfolio, because growth conditions, market conditions and dividend payout ratios of securities may change. The percentage of equity-based to fixed income securities in the Balanced Portfolio thus may vary in response to such changes.

The Long-Intermediate Fixed Income Portfolio

The investment objective of the Long-Intermediate Fixed Income Portfolio is to obtain increased income and capital appreciation for retirement assets by investing in high grade long and intermediate term fixed income instruments, including corporate bonds and government fixed income obligations and mortgage-backed securities with effective maturities upon purchase generally of five to thirty years. Under normal circumstances, at least 65% of the value of the total assets of the Long-Intermediate Fixed Income Portfolio will be invested in intermediate and long term fixed income securities. The average maturity of securities in the Long-Intermediate Fixed Income Portfolio will be based primarily upon the Investment Manager's expectations for the future course in interest rates and the then prevailing price and yield levels in the fixed income market. The dollar weighted average effective maturity of the securities in the Portfolio will generally be between 7 and 12 years. The Investment Manager will invest the assets in high grade fixed income securities, that is, securities that are rated at least "A" by Standard & Poor's Corporation, Moody's Investors Service, Inc. or other industry-recognized rating agencies. See "Appendix" for an explanation of the ratings.

The Portfolio may invest in corporate bonds. There is the risk that some corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates.

The Long-Intermediate Fixed Income Portfolio may invest part of its assets in mortgage-related securities represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). If the Long-Intermediate Fixed Income Portfolio purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the price of such securities is universally affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are more likely to prepay. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Portfolio. In addition, regular payments received in respect of mortgage-related securities include both principal and interest. No assurance can be given as to the return the Long-Intermediate Fixed Income Portfolio will receive when these amounts are reinvested. Prepayments generally will be reinvested at lower rates.

The Long-Intermediate Fixed Income Portfolio may also invest in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay the debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the United States Government, or private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs, on a monthly, quarterly or semiannual basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The staff of the Securities and Exchange Commission has determined that certain issuers of CMOs may be investment companies for purposes of Section 12(d) of the Investment Company Act of 1940. The Trust will not invest more than 10% of its total assets in securities issued by issuers considered to be investment companies or more than 5% of its assets in securities issued by any single such entity, and will not acquire more than 3% of the voting securities of any single such entity. These limitations will not materially inhibit the Long-Intermediate Fixed Income Portfolio's ability to achieve its investment objective as no more than 15% of the Long-Intermediate Fixed Income Portfolio's total assets will be invested in CMOs, subject to the Trust's overall investment restrictions.

The automatic reinvestment of interest income is expected to be the primary basis for growth in a Unitholder's investment in the Long-Intermediate Fixed Income Portfolio. The Long-Intermediate Fixed Income Portfolio also will attempt to take advantage of undervalued sectors while selling fixed income securities in overvalued sectors. However, since investments will normally consist of fixed income securities and mortgage-related securities, the ability to achieve capital appreciation is limited. Should the Investment Manager deem it appropriate for defensive reasons, the maturity schedule may be temporarily shortened to reduce risks and take advantage of market opportunities. The value of the securities held in the Long-Intermediate Fixed Income Portfolio will generally vary inversely to changes in prevailing interest rates. The value of these securities also may be affected by general market and economic conditions and by the credit-worthiness of the issuer.

     Whenever, in the judgment of the Investment Manager, there is a high probability that there will be a decline in the fixed income securities market, the Long-Intermediate Fixed Income Portfolio may invest without limit in cash or cash equivalents as a temporary defensive strategy.

The Short-Intermediate Fixed Income Portfolio

The objective of the Short-Intermediate Fixed Income Portfolio is to obtain interest income and capital appreciation for retirement assets by investing in high grade short and intermediate term fixed income instruments, including corporate and government fixed income obligations and mortgage-backed securities with effective maturities upon purchase generally of one to five years. Under normal circumstances, at least 65% of the value of the total assets of the Short-Intermediate Fixed Income Portfolio will be invested in short and intermediate term fixed income securities. The average maturity of securities in the Short-Intermediate Fixed Income Portfolio will be based primarily upon the Investment Manager's expectations for the future course in interest rates and the then prevailing price and yield levels in the fixed income market. The dollar weighted average effective maturity of the securities in the Portfolio will generally be between 2 and 5 years. The Investment Manager will invest the assets in fixed income securities that are rated at least "A" by Standard & Poor's Corporation, Moody's Investors Service, Inc. or other industry-recognized rating agencies. See "Appendix" for an explanation of the ratings.

The Portfolio may invest in corporate bonds. There is the risk that some corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates.

The Short-Intermediate Fixed Income Portfolio may invest part of its assets in mortgage-related securities represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). If the Short-Intermediate Fixed Income Portfolio purchases a mortgage-related security at a premium, all or Part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the price of such securities is universally affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are more likely to prepay. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgage and, therefore, it is not possible to predict accurately the security's return to the Short-Intermediate Fixed Income Portfolio. In addition, regular payments received in respect of mortgage-related securities include both principal and interest. No assurance can be given as to the return the Short-Intermediate Fixed Income Portfolio will receive when these amounts are reinvested.

The Short-Term Intermediate Fixed Income Portfolio also may invest in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMO's are collateralized by GNMA, FNMA, or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay the debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the United States Government, or private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO's, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMO's to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs, on a monthly, quarterly or semiannual basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMO's until all other classes having an earlier stated maturity or final distribution date have been paid in full.

It is anticipated that the Short-Intermediate Fixed Income Portfolio will invest a smaller part of its net assets in mortgage-related securities than the Long-Intermediate Fixed Income Portfolio as there are fewer of such securities in the short to intermediate term maturity range.

The staff of the Securities and Exchange Commission has determined that certain issuers of CMOs may be investment companies for purposes of Section 12(d) of the Investment Company Act of 1940. The Trust will not invest more than 10% of its total assets in securities issued by issuers considered to be investment companies or more than 5% of its assets in securities issued by any single such entity, and will not acquire more than 3% of the voting securities of any single such entity. These limitations will not materially inhibit the Short-Intermediate Fixed Income Portfolio's ability to achieve its investment objective as no more than 15% of the Short-Intermediate Fixed Income Portfolio's total assets will be invested in CMOs, subject to the Trust's overall investment restrictions.

The automatic reinvestment of interest income is expected to be the primary basis for growth in a Unitholder's investment in the Short-Intermediate Fixed Income Portfolio. The Short-Intermediate Fixed Income Portfolio also will attempt to take advantage of undervalued sectors while selling bonds in overvalued sectors. However, since investments will normally consist of fixed income securities and mortgage-related securities, the ability to achieve capital appreciation is limited. The value of the securities held in the Short-Intermediate Fixed Income Portfolio will generally vary inversely with changes in prevailing interest rates. The value of these securities also may be affected by general market and economic conditions and by the credit-worthiness of the issuer.

Whenever, in the judgment of the Investment Manager, there is a high probability that there will be a decline in the fixed income securities market, the Short-Intermediate Fixed Income Portfolio may invest without limit in cash or cash equivalents as a temporary defensive strategy.

Short-Term Income Fund

The objective of the Short-Term Income Fund is to increase retirement funds by providing a high level of current income with equal emphasis on stability and liquidity of principal. The instruments in the Short-Term Income Fund will have a stated maturity of one year or less. Investments will be limited to United States dollar denominated instruments which the Investment Manager has determined to have minimal credit risk and that are rated, in the case of fixed income securities, at least "A" by Standard & Poor's Corporation, Moody's Investors Service, Inc. or other industry-recognized rating agencies and, in the case of commercial paper, at least "A-1" by Standard & Poor's Corporation and "Prime-1" by Moody's Investors Service, Inc. See "Appendix" for an explanation of the ratings. The yield of the Short-Term Income Fund will rise or fall with changes in prevailing money market interest rates. The Short-Term Income Fund will not attempt to maintain a stable or constant net asset value.

Investments of the Short-Term Income Fund will include the following instruments:

  - Obligations issued by or guaranteed by the United States Government and its agencies or instrumentalities. United States Government obligations are bills, notes, bonds and other debt securities issued by the Treasury which are direct obligations of the United States Government and differ primarily in length of their maturity. These obligations are backed by the full faith and credit of the United States. Agency or instrumentality obligations are not direct obligations of the Treasury. They include notes, bonds and discount notes of United States Government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, FNMA, and the United States Postal Service, each of which has the authority to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of GNMA, the Farmers Home Administration and the Export-Import Bank.

  - Certificates of deposit which are short term, interest bearing certificates issued by domestic branches of United States banks. These are certificates issued against funds on deposit in a bank earning a specific rate of return for a set period of time.

  - Bankers acceptances of United States banks, which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay at maturity.

  - Commercial paper issued by United States corporations; that is, unsecured promissory notes issued to finance short-term credit requirements except for 4(2) paper.

  - Corporate bonds and notes issued by United States corporations, which are obligations of the issuing company to repay a set amount of money on a specific date and to pay interest at a definite rate to maturity.

  - Interest bearing demand deposit accounts of United States banks, including those of the Custodial Trustee.

The Short-Term Income Fund, like the Long-Intermediate Fixed Income Portfolio and the Short-Intermediate Fixed Income Portfolio, should provide greater stability of Unit value than the International Value Equity Portfolio, the Growth Equity Portfolio, the Value Equity Portfolio, and the Balanced Portfolio, but also will have minimal potential for appreciation in value and growth of current income over the long term.

Special Risk Considerations

Monies invested in the Portfolios are subject to certain risks. Since each of the Portfolios will invest in different types of securities in accordance with their investment objectives and policies, the risks of participating in the Trust will vary depending on the Portfolio or Portfolios chosen. Before selecting a Portfolio or Portfolios for investment of Retirement Plans, a Participant should assess the risks associated with the types of investments made by that or each Portfolio.

The value of interest bearing securities held in the Balanced Portfolio, the Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio and the Short-Term Income Fund will generally vary inversely with changes in prevailing interest rates, while the value of equity-based securities held in the Value Equity Portfolio, the Growth Equity Portfolio and the Balanced Portfolio will fluctuate as the stock market fluctuates. In turn, the value of equity-based securities of small capitalization companies may fluctuate more than the value of large capitalization companies. The value of all securities held in the Portfolios will vary due to economic conditions and other market factors.

The International Value Equity Portfolio, Value Equity Portfolio, Growth Equity Portfolio and Balanced Portfolio may invest in foreign companies, primarily through ADRs. Investing in securities issued by foreign corporations or entities (including through ADR's), involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates, exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) and changed circumstances in dealings between nations. There is generally less public information available about foreign companies and less governmental regulation and supervision of foreign issuers, markets and brokers. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, tend to be less liquid and exhibit greater price volatility. Additional costs also may be incurred in connection with conversions between various currencies, trading in foreign markets and maintaining custody.

Dividends and Distributions

The Trust does not intend to declare or pay dividends from its net investment income or to make distributions of any gains realized from sales of portfolio securities. Income on, and gains realized from the sale of, portfolio securities of each Portfolio will be added to the total asset value of such Portfolio and losses realized from the sale of Portfolio securities of each Portfolio will be subtracted from the total asset value of such Portfolio. In contrast, most investment companies must distribute income and gains annually to shareholders.


INVESTMENT RESTRICTIONS

The following restrictions and fundamental policies cannot be changed for any Portfolio without the approval of Participating
Trusts holding a majority of the outstanding Units of that Portfolio. Absent such approval, the Trust may not:

(a) Purchase securities of any issuer (except securities issued or guaranteed as to principal or interest by the United States Government, its agencies and instrumentalities) if as a result more than 5% of the value of the total assets of any Portfolio would be invested in the securities of such issuer or all Portfolios together would own more than 10% of the outstanding voting securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to paying dividends or meeting interest and principal payments on each security;

(b)  Pledge, mortgage or hypothecate the assets of any Portfolio;

(c) Make loans to other persons, except that a Portfolio may make time or demand deposits with banks, provided that time or demand deposits shall not have an aggregate value in excess of 10% of a Portfolio's total assets, and may purchase bonds, debentures or similar obligations that are publicly distributed;

(d) Purchase or sell commodities or commodity contracts or futures contracts;

(e) Purchase any securities for any Portfolio that would cause 25% or more of the value of the Portfolio's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities or, with respect to the Short-Term Income Fund, obligations of domestic branches of United States banks; or

(f) Invest the assets of any Portfolio in securities that are not readily marketable.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.

Additional investment restrictions are set forth in the Statement of Additional Information.


REDEMPTIONS

All or a portion of the Units held in a Portfolio can be redeemed (withdrawn) upon tender to the Association. Redemptions may be effected by delivering written instructions to the Association, 6230 Claremont Avenue, Oakland, CA 94618 at least one business day prior to any Valuation Date.

The redemption price will be the net asset value per Unit on the Valuation Date next determined following receipt by the Association of a Participating Trust's satisfactorily completed instructions for a redemption (the "redemption Valuation Date"). See "Valuation of Units." The value of a Unit upon redemption may be more or less than the value when purchased, depending upon the net asset value of the Portfolio at the time of the redemption. Redemptions are subject to determination that the redemption instructions are properly completed, including specification as to the number of Units or dollar amounts to be redeemed, the specific Portfolio or Portfolios from which the Units or dollar amounts are to be withdrawn, the completion of distribution documents, if applicable, specification of the Retirement Plan requesting the redemption, and execution of the redemption instructions by the Plan Trustee or Participant, as the case may be.

While payment for Units redeemed normally will be made in cash, if conditions exist making payment in cash undesirable, the Custodial Trustee may make payment for the Units redeemed wholly or partly in securities or other property of the Portfolio, provided that all distributions made as of any one Valuation Date shall be made pro rata and on the same basis. In the event payment for Units redeemed is made wholly or partly in securities or other property of the Portfolio, the Trust may elect to be governed by Rule 18f-1 under the Investment Company Act, in which event the Trust shall commit itself to pay in cash all requests for redemption by any Participating Trust during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Trust at the beginning of such period. The securities will be valued as described in "Valuation of Units" below. Participating Trusts will incur brokerage commissions in selling the securities received in kind.

Payment for Units redeemed will be made to the Plan Trustee or Participant, as the case may be, no more than seven business days after the redemption Valuation Date. The payment of the redemption price may be delayed or the right of redemption suspended at a time when (i) trading on the New York Stock Exchange is restricted or the Exchange is closed, for other than customary weekends and holidays, (ii) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of Portfolio securities or determination of the value of the net assets of the Portfolio not reasonably practicable, (iii) the Securities and Exchange Commission has by order permitted such suspension or (iv) bank holidays.

If at any time a Participating Trust ceases to be eligible for investment in the Trust, the Custodial Trustee will redeem all Units of such Participating Trust at the net asset value on the Valuation Date next determined after the Custodial Trustee is apprised of such disqualification. Payment for Units redeemed by the Custodial Trustee upon disqualification will be made in the same manner as described above for payment for Units redeemed upon request.


EXCHANGES

Units in any Portfolio may be exchanged without cost for Units in any other Portfolio as of any Valuation Date, thus effecting transfer of all or a portion of the retirement assets of a Retirement Plan from one Portfolio to another. Exchanges may be effected by delivering written instructions to the Association, 6230 Claremont Avenue, Oakland, CA 94618, at least one business day prior to such Valuation Date.

Any exchange will be based on the respective net asset value of the Units involved on the Valuation Date next determined after receipt by the Association of a Participating Trust's satisfactorily completed instructions for an exchange. Instructions for an exchange include specification as to the number of Units or dollar amounts to be exchanged, the specific Portfolio or Portfolios from and to which the Units or dollar amounts are to be exchanged, specification of the Retirement Plan requesting the exchange, and execution of the exchange instruc-tions by the Plan Trustee or Participant, as the case may be.


VALUATION OF UNITS

Net asset value per Unit for each Portfolio is determined by dividing the total value of the Portfolio's assets, less any liabilities, including the fees payable to the Custodial Trustee, the Investment Managers and the Association for advisory, administrative and other services, by the number of outstanding Units. Each portfolio is charged with the liabilities in respect to such Portfolio, and with a share of the general liabilities of the Trust proportionate to the net asset value of such Portfolio.

The Custodial Trustee determines the value of the assets held in each Portfolio as of 10:00 a.m., San Francisco, California, time (or at such other time as may be determined by the Supervisory Committee) on each Valuation Date, and submits the resulting Statement of Accounts for each Portfolio to the Association.
The Association determines the accrued expenses for each Portfolio and the Trust as of each Valuation Date. The Association then calculates the net asset value of each Portfolio by reducing the total value of the assets of such Portfolio as set forth in the Statement of Accounts by the accrued expenses for such Portfolio. The Custodial Trustee is not responsible for determining the Unit value.

For more details on how the Trust values securities in it's portfolios, see "Valuation of Units" in the Statement of Additional Information.


PERFORMANCE

From time to time each of the Portfolios may advertise their total return. These return figures will be determined according to a formula prescribed by the Securities and Exchange
Commission.

Total return is calculated based upon the difference between the net asset value of a Unit at the beginning of a period and its net asset value at the end of the period. The result may be expressed as an average annual compounded rate of return achieved during the period quoted, which is the yearly rate of return that, when applied evenly to each annual period during the period quoted and compounded, would produce the return for the period quoted. Alternatively, the result may be expressed as the cumulative rate of return for the entire period. Unlike a yield or effective yield quotation, total return reflects the effect of all capital changes in net asset value.

Performance quotations are based on historical results and should not be considered as representative of future performance, which will vary based upon expenses and income of the Portfolios and changes in the values of their holdings. These factors and possible differences in methods used to quote performance should be considered when comparing performance quotations for the Portfolios with quotations published by other investment companies or other investment products.



INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS

The Supervisory Committee

The business and affairs of the Trust are managed under the direction of the Supervisory Committee. The Supervisory
Committee performs duties and undertakes responsibilities similar to those of a board of directors or board of trustees of an investment company.

The Custodial Trustee

Subject to the supervision and direction of the Supervisory Committee, the Custodial Trustee provides custodial services to the Trust, including maintaining physical possession or control of the assets of the Portfolios, collecting and receiving income on the assets of the Portfolios, calculating the total asset value of each Portfolio as of each Valuation Date, and paying certain expenses of the Trust. The Trust has no transfer agent or dividend-paying agent. If the Trust requires these or similar services, they will be provided by the Custodial Trustee.

As compensation for its services as Custodial Trustee under the Trust, the Custodial Trustee is paid a quarterly fee at the annual rate of .07 of 1% of the first $20,000,000 of the aggregate fair market value of the assets of the combined Portfolios and two deposit accounts maintained for Participant investments, withdrawals and loans, .05 of 1% of the aggregate fair market value of such assets on the next $25,000,000 and .03 of 1% of the balance, determined as of the last business day of each calendar quarter. The Custodial Trustee is paid an additional $2,000 per account for processing, reporting and preparing tax forms. There is a minimum annual fee of $5,000. The Custodial Trustee is also paid for certain Unitholder transaction services.

The Custodial Trustee is a national banking association which provides commercial banking and trust services throughout the State of California. The offices of the Custodial Trustee are located at 420 Montgomery Street, San Francisco, California. The services of the Custodial Trustee are provided through its Business Trust and Investment Services Division.

The Administrator

Under the Administrative Services Agreement, the Association provides certain administrative and accounting services to the Trust. Subject to the supervision and direction of the Supervisory Committee, the Association suggests to the Supervisory Committee the appointment of Investment Managers for each Portfolio, performs accounting and record keeping functions for the Participating Trusts, collects the contributions and investment instructions received from the Participating Trusts for forwarding to the Custodial Trustee, determines Unit values, approves and directs allocation of the fees and expenses among the Portfolios and the Trust, prepares and distributes communications to the Participating Trusts and Participants, and generally acts as liaison between the Participating Trusts and the Custodial Trustee. The Association pays the costs of necessary employees, office space and facilities for these services.

As compensation for its services as Administrator, the Association is paid a quarterly fee at the annual rate of 0.45% of the aggregate fair market value of the assets of the combined
Portfolios, determined as of the last business day of each calendar quarter, plus $1,000 per month.

The Association is a nonprofit organization. Its members consist primarily of physicians practicing medicine in the State of California.

The Investment Management Agreements

Under the Investment Management Agreements (each, an "Agreement") between the Trust and the Investment Managers described below, each Investment Manager, as investment adviser, manages the investment of the assets of specified Portfolios, as set forth in the respective Agreements, in conformity with the stated investment objectives and policies of such Portfolios. Information regarding the Investment Managers is as follows:

Lazard Freres Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10020 is the Investment Manager of the International Equity Portfolio. Lazard is a division of Lazard Freres & Company LLC, which commenced business as an investment advisor in 1848 and managed approximately $50 billion in investments as of December 31, 1997. As listed on Lazard's Form ADV filed with the Securities and Exchange Commission, Lazard is majority owned by: General Member, Michel A. David-Weill; Lazard Groupement d'Interet Economique, which is owned by Whitehall Trust Limited, a wholly owned subsidiary of Pearson Plc., a public UK company, of which Michel A. David-Weill is the only shareholder who owns 5% or more.

John R. Reinsberg is the Managing Director responsible for all International/Global investments. Prior to joining Lazard Freres Asset Management in 1991, Mr. Reinsberg was an Executive Vice President in charge of Global/International Investments at General Electric Investment Corporation. Mr. Reinsberg has a B.A. from the University of Pennsylvania, and an MBA from Columbia University.

Ronald J. Saba has been the Portfolio Manager/Analyst responsible for the day-to-day management of the International Value Equity Portfolio since 1996. Prior to joining Lazard Freres Asset Management in 1996, Mr. Saba was a Senior Vice President, Portfolio Manager/Analyst for Brandes Investment Partners, Inc. Mr. Saba has a Bachelor of Commerce degree from McGill University, and an MBA from the University of Chicago.

Lazard is responsible for the overall management of the International Value Equity Portfolio and is paid a quarterly investment management fee for its services to such Portfolio at the annual rate of 1.0% of the aggregate fair market value of the first $1,000,000 of the average monthly assets of such Portfolio and 3/4 of 1.0% of such assets in excess of $1,000,000, determined as of the last business day of each month.

The Burridge Group LLC ("Burridge"), 115 South LaSalle Street,
Chicago, Illinois 60603 is the Investment Manager of the Growth
Equity Portfolio.  Burridge is the successor to The Burridge Group
Inc, which commenced business as an investment adviser in 1986 and managed approximately $1.35 billion in investments as of December
31, 1997. Burridge is indirectly majority owned by Affiliated Managers Group, Inc. ("AMG"), a public holding company which invests in mid-sized investment management firms. AMG, in turn, may be deemed to be controlled by investment funds associated with TA Associates, Inc., a private equity firm based in Boston, Massachusetts.

Christopher Fleming, a Senior Vice President and Portfolio Manager of Burridge, has been primarily responsible for the day-to-day management of the Growth Equity Portfolio since 1995. Mr. Fleming joined Burridge in 1994 and was an analyst and portfolio manager with Harris Associates, L.P., from 1990 to 1994.

Burridge is responsible for overall management of the Growth Equity Portfolio and is paid a quarterly investment management fee for its services to such Portfolio at the annual rate of .75% of the first $10 million of assets .625 of the next $10 million,
 .50% of the next $20 million, .375% of the next $20 million and .25% of the next $40 million. The fee on any assets in excess of
$100 million is subject to negotiation and Unitholder approval. The fee is paid at the end of each quarter based on assets at the beginning of the quarter. Until June 30, 1996, the fee applicable to the first $1 million of assets was 1.00%. The fees charged by Burridge are higher than those paid by most other investment companies.

Towneley Capital Management, Inc. ("Towneley"), 144 East 30th Street, New York, New York 10016 is the Investment Manager of the Value Equity Portfolio. Towneley commenced business as an investment advisor in 1971 and managed approximately $900 million in investments as of December 31, 1997. Wesley G. McCain, Chairman and founder, is the sole control person of Towneley.
Dr. McCain directs the investment of the Value Equity Portfolio in collaboration with a staff of 25 professional and administrative personnel. Dr. McCain, who holds a doctoral degree from Stanford University and Master's degree from Columbia and Stanford, was formerly on the faculty of the Graduate School of Business of Columbia University. He is also a Chartered Financial Analyst. Dr. McCain has managed the Value Equity Portfolio since July of 1990.

Kathy A. O'Connor, Vice President and Portfolio Manager, has been working closely with Dr. McCain in managing the Portfolio since 1987. Ms. O'Connor, who has been an analyst and portfolio manager with Towneley since 1987, holds a Master's degree in Business Administration from Babson College and a Bachelor's degree in Business from the University of Massachusetts, and is a Chartered Financial Analyst.

Towneley is responsible for overall management of the Value
Equity Portfolio and is paid a quarterly investment management fee for its services to such Portfolio at the annual rate of 1.0% of the first $10,000,000, .75 of 1% of the next $10,000,000, .55 of 1% of the next $30,000,000, .45 of 1% of the next $50,000,000, and .40 of 1% of the balance of the average monthly assets of such Portfolio, with a minimum annual fee of $100,000. The asset value is determined as of the last business day of each month. Prior to June 30, 1996, the fee was 1% of the assets. The fees charged by Towneley are higher than those paid by most other investment companies.

Guardian Investment Management ("Guardian"), 44 Montgomery, Suite 1300, San Francisco, California 94104, is the Investment Manager of the Balanced Portfolio. The individuals charged with the responsibility of managing the Portfolio are Robert M. Tomasello and Donald L. Hansen, who are partners of the firm. Mr. Tomasello is primarily involved with equity selection of the Portfolio while Mr. Hansen is involved with fixed income selection. Both partners share equal responsibility for sector weightings.

Mr. Hansen and Mr. Tomasello are the sole owners and control persons of Guardian. Both partners were Investment Managers from the Bank of America prior to forming the firm in 1976. Mr. Tomasello holds a Bachelor's degree in Finance from the University of San Francisco and a Master's degree in Business Administration from Golden Gate University. Mr. Hansen has his Bachelor's degree from the University of Iowa and attended the Harvard Management Workshop.

Guardian is responsible for overall management of the Balanced Portfolio and is paid a quarterly investment management fee for its services to the Balanced Portfolio at the annual rate of 1.0% of the first $250,000 of the average monthly assets of such Portfolio and 6/10 of 1.0% of such assets in excess of $250,000, determined as of the last business day of each month. The fees charged by Guardian are higher than those paid by most other investment companies.

Scudder Kemper Investments, Inc. ("Scudder"), 41st Floor, 101 California Street, San Francisco, California 94111, is the Investment Manager of the Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio and the Short-Term Income Fund. Approximately 70% of Scudder's outstanding voting securities are held by subsidiaries of Zurich Insurance Company, an international insurance and financial services organization. As of December 31, 1997, Scudder managed in excess of $200 billion in assets.

Kristin L. Bradbury has been charged with the day-to-day management of the Portfolio since 1996. Ms. Bradbury is a Vice President and has been associated with the firm since July of 1993. She has over 11 years of experience within the investment industry and is a Chartered Financial Analyst.

Scudder is responsible for overall management of the Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio and the Short-Term Income Fund and is paid a quarterly investment management fee for its services to these three Portfolios at the annual rate of 1/2 of 1% of the aggregate fair market value of the average monthly assets in these Portfolios, determined as of the last business day of each month.

The Investment Consultant

The Supervisory Committee has engaged PaineWebber Incorporated ("PaineWebber") as Investment Consultant to the Trust. PaineWebber assists the Supervisory Committee in the monitoring of Investment Manager performance. PaineWebber also educates Participants as to the investment objectives, policies and restrictions of each Portfolio. The Investment Consultant is paid $72,000 annually pursuant to a Consulting Services Agreement. This amount is reduced by one-half of the amount paid to PaineWebber in brokerage commissions for Portfolio transactions.

Expenses of the Trust

The Association pays: (i) all costs and expenses arising in connection with the organization of the Trust, including the initial registration and qualification of the Trust and the Units under federal and state law; (ii) all marketing and advertising expenses of the Trust; (iii) all expenses of accounting for Participating Trusts; (iv) all costs and expenses of keeping books and records; and (v) all costs and expenses of determining the net asset value of the Units. The Custodial Trustee pays:
(i) all expenses of its employees, office space and facilities necessary to carry out its duties under the Declaration of Trust; and (ii) all expenses of valuing the assets of the Portfolios. Each Investment Manager pays all expenses incurred by it in connection with acting as Investment Manager, other than costs (including taxes and brokerage commissions) of securities purchased for the Trust.

     Except for the expenses described above that have been assumed by the Association, the Investment Managers and the Custodial Trustee, all expenses incurred in administration of the Trust are charged to the Trust including: (i) the Custodial Trustee's fee, the Association's fee and the Investment
Managers' fees; (ii) interest charges; (iii) taxes;
(iv) brokerage commissions; (v) expenses of continuing registra-tion and qualification of the Trust and the Units under federal and state law; (vi) expenses of the issue and redemption of Units; (vii) fees and disbursements of independent accountants, consultants and legal counsel; (viii) expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to Participating Trusts; (ix) expenses of meetings of Participating Trusts; (x) insurance premiums; and
(xi) nonrecurring expenses including any expenses relating to litigation to which the Trust or the Custodial Trustee, as trustee of the Trust, is a party. Each Portfolio's total expenses as a percentage of average net assets are reported under "Condensed Financial Information."


INCOME TAX INFORMATION

Tax Treatment of the Trust

In a published ruling (Revenue Ruling 81-100), the Internal Revenue Service ruled that (i) a group trust organized for the collective investment of the assets of Retirement Plans is exempt from federal income taxation and (ii) the Participating Trusts in a group trust do not lose their tax exempt status because they participate in a group trust if the following conditions are satisfied:

(a) The group trust is itself adopted as a part of each Retirement Plan;

(b) The group trust instrument expressly limits participation to IRAs and Qualified Plans;

(c) The group trust instrument prohibits that part of its corpus or income that equitably belongs to any IRA or Qualified Plan from being used for or diverted to any purposes other than for the exclusive benefit of the individual or the employees, respectively, or their beneficiaries who are entitled to benefits under such Retirement Plan;

(d) The group trust instrument prohibits assignment by a Participating Trust of any part of its equity or interest in the group trust; and

(e) The group trust is created or organized in the United States and is maintained at all times as a domestic trust in the United
States.

In order to maintain the tax-exempt status of the Trust, the Trust provides that only Retirement Plans are eligible to invest in the Trust. An IRA which loses its tax exemption or a Qualified Plan which is disqualified must redeem its investment in the Trust and may be taxed on the earnings of the Trust attributable to such investments. The earnings of the Trust are also taxable when a distribution is made from a Retirement Plan.

Tax Treatment of Participating Trusts

The federal income taxation of Retirement Plans involves complex and often changing rules. For detailed information, investors should carefully read the IRA or SIMPLE Plan Disclosure Statement or the Qualified Plan summary plan description, and should consult a tax advisor for personal advice. These documents may be obtained without charge by writing to the Alameda-Contra Costa Medical Association, 6230 Claremeont Avenue, Oakland, CA 94618, or by calling the Association at (510) 654-5383.


OTHER INFORMATION

Description of the Units and Voting Rights

The Trust is authorized to issue an unlimited number of Units of each Portfolio. All Units in a Portfolio are of equal value and share equally in the earnings, profits, expenses and losses of the Portfolio. No certificates evidencing the Units will be issued. Units may not be transferred, except by redemption or exchange as provided in "Redemptions" and "Exchanges" above. The Supervisory Committee may create additional Portfolios from time to time.

Under certain circumstances, Participating Trusts may be liable for the obligations of the Trust. The possibility of any Participating Trust incurring financial loss beyond its investment in a Portfolio should be limited to circumstances in which the Portfolio is unable to meet its obligations. The Trust believes that the risk of any such loss is remote.

A Participating Trust exercises the voting rights of the Units and is generally entitled to one vote for each full Unit (and a fractional vote for each fractional Unit) outstanding on the books of the Trust in the name of such Participating Trust or its nominee. However, when voting on a matter which affects more than one Portfolio, each Participating Trust exercises power equal to the dollar value of the Units it holds. This allows more equitable representation between Participating Trusts which hold high dollar value Units and those which hold Units of a Portfolio with a lower Unit value. The Units have noncumulative voting rights, which means that the holders of more than 50% of the Units voting in the election for members of the Supervisory Committee can elect 100% of the members if they choose to do so. On any matter submitted to a vote of Participating Trusts, all Units of the Portfolios then issued, outstanding and entitled to vote will be voted in the aggregate and not by Portfolio, except
(i) when required by the Investment Company Act, Units will be voted by Portfolio, and (ii) when the matter affects an interest of less than all of the Portfolios, then only Participating Trusts that own Units of the affected Portfolio or Portfolios will be entitled to vote. Units vote in the aggregate on such matters as election of members of the Supervisory Committee and by Portfolios on such matters as the approval of the Investment Management Agreements and changing certain investment restrictions relating to specific Portfolios.

The Trust is not required to hold annual meetings of the Participating Trusts for the election of members of the Supervisory Committee or otherwise. The Rules and Procedures of the Supervisory Committee require the calling of a meeting of the Participating Trusts when ordered by a majority of the members of the Supervisory Committee or when requested in writing by Participating Trusts holding 25% of the Units entitled to vote at the meeting. The Trust has undertaken to call a meeting of the Participating Trusts for the purpose of voting on the question of removal of the Custodial Trustee or members of the Supervisory Committee upon the written request of Participating Trusts holding 10% of the Units entitled to vote at such a meeting, and in connection with such a meeting to assist in communications among such Participating Trusts as required by the Investment Company Act. Participating Trust inquiries should be in writing addressed to the Association, 6320 Claremont Avenue, Oakland,
CA 94618.



Amendment and Termination of the Trust

The Trust's Declaration of Trust may be amended by the Supervisory Committee and the Custodial Trustee at any time without the approval of the Participating Trusts. No such amendment may divert any part of a Portfolio that equitably belongs to any Participating Trust. The Supervisory Committee may also divide or combine the assets of any Portfolio with the assets of another Portfolio, abolish any Portfolio, and take such other action with respect to the Portfolios and the Trust as the Supervisory Committee may deem desirable, subject to the Declaration of Trust. At the direction of the Supervisory Committee, the Custodial Trustee may transfer any asset of a Portfolio to a liquidating account for the benefit of the Participating Trusts. The asset transferred may be distributed ratably in kind to the Participating Trusts or segregated and administered for the benefit of the Participating Trusts.

While the Trust has been established to continue for such time as may be necessary to accomplish the purpose for which it was created, at the direction of the Supervisory Committee and without the approval of the Participating Trusts, the Custodial Trustee may (i) sell the assets of the Trust or any Portfolio to another trust or corporation in exchange for cash or securities of such trust or corporation, and distribute such cash or securities ratably among the Participating Trusts; (ii) sell and convert into money the assets of the Trust or any Portfolio and distribute the proceeds remaining after payment of liabilities ratably among the Participating Trusts; or (iii) distribute all assets of the Trust or any Portfolio in kind ratably among the Participating Trusts. Upon completion of the distribution of the remaining proceeds or the remaining assets of the Trust, the Trust will terminate and the Custodial Trustee will be discharged of any and all further liabilities and duties and the right, title and interest of all parties will be cancelled and discharged.



Independent Accountants

Coopers & Lybrand L.L.P., independent accountants 333 Market
Street, San Francisco, CA 94105, have been selected as independent auditors of the Trust. Coopers & Lybrand L.L.P. will conduct an annual audit of each Portfolio and consult with the Trust as to matters of accounting, regulatory filings, and federal and state income taxation.

Additional Information

The Trust will issue to Plan Trustees or Participants, as applicable, semiannual reports containing a list of the securities held by the Portfolios and unaudited financial statements, and annual reports containing a list of the securities held by the Portfolios and audited financial statements.

For further information call                 PROSPECTUS
ACCMA, 6230 Claremont Avenue,
Oakland, CA 94618, at
(510) 654-5383, Monday through
Friday, 9:00 a.m. to 5:00 p.m.          April 30, 1998



To move funds among
ACCMA Accounts, call (510) 654-5383,
Monday through Friday,
9:00 a.m. to 5:00 p.m.








ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION
COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

APPENDIX

Description of Standard & Poor's Corporation's corporate debt ratings of A or better:

AAA -- Debt rated AAA has the highest rating assigned by Standard
& Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Description of Moody's Investors Service, Inc.'s long-term debt ratings of A or better:

Aaa -- Fixed Income securities that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Fixed Income securities that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than the Aaa securities.

A -- Fixed Income securities that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Commercial paper rated A by Standard & Poor's Corporation is regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the numbers l and 2 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Commercial paper rated prime by Moody's Investors Service, Inc.
has the following characteristics:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  -  Leading market positions in well-established industries.

  -  High rates of return on funds employed.

  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations.
This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.







PART B

STATEMENT OF ADDITIONAL INFORMATION
ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION
COLLECTIVE INVESTMENT TRUST
FOR RETIREMENT PLANS


This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus for the Trust. This Statement of Additional Information contains certain additional and supplemental information to that presented in the Prospectus dated April 30, 1998, and it does not repeat all of the information with respect to the Trust contained in the Prospectus. A copy of the Prospectus may be obtained by writing to Alameda-Contra Costa Medical Association, 6230 Claremont Avenue, Oakland, CA 94618, ATTN: Jim Alexander, Program Coordinator or by calling (510) 654-5383.

Please read and retain this Statement of Additional Information for future reference.


April 30, 1998

TABLE OF CONTENTS



                                                            Page

GENERAL INFORMATION                                          B-1

ADDITIONAL INVESTMENT RESTRICTIONS                           B-1

VALUATION OF UNITS                                           B-2

MANAGEMENT OF THE TRUST                                      B-4

PORTFOLIO TRANSACTIONS                                       B-11

PERFORMANCE INFORMATION                                      B-13

FINANCIAL STATEMENTS                                         B-18

GENERAL INFORMATION

The Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust") is an open-end diversified management investment company that currently offers seven Portfolios, designated as the International Value Equity Portfolio, the Growth Equity Portfolio, the Value Equity Portfolio, the Balanced Portfolio, the Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio and the Short-Term Income Fund, to provide diversified investment opportunities for Qualified Plans and IRAs. The Trust may offer at any time one or more additional Portfolios. Wells Fargo Bank, N.A. ("Wells Fargo") is the Custodial Trustee of the Trust. The Trust was established under a Declaration of Trust dated
February 9, 1990.

Capitalized terms used herein have the same meaning as in the Prospectus.


ADDITIONAL INVESTMENT RESTRICTIONS

The following restrictions and fundamental policies are in addition to those set forth in the Prospectus. They cannot be changed for any Portfolio without the approval of Participating Trusts holding a majority of the outstanding Units of that Portfolio. Absent such approval, the Trust may not:

  (a) Borrow money for any Portfolio except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of that Portfolio. Any borrowings in any Portfolio before making investments for that Portfolio, and interest paid on such borrowings will reduce income;

  (b)  Issue senior securities;

  (c)  Underwrite any issue of securities;

  (d) Purchase or sell real estate or real estate mortgage loans, but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities of issuers that engage in real estate operations;

  (e)  Purchase on margin or sell short;

  (f) Purchase or retain securities of an issuer if members of the Supervisory Committee, each of whom own more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

  (g) Purchase or retain securities of any other investment company (except in connection with a merger, consolidation, acquisition or reorganization) if after such purchase (i) the Trust will own more than 3% of the total outstanding voting securities of such other investment company; or (ii) the securi-ties of such other investment company have an aggregate value in excess of 5% of the value of the Trust; or (iii) securities issued by all investment companies have an aggregate value in excess of 10% of the Trust;

  (h) Invest in or sell put, call, straddle or spread options or interests in oil, gas or other mineral exploration or development programs; or

  (i) Purchase or retain securities of foreign issuers, except equity-based dollar-denominated American Depository Receipts ("ADR"), which are publicly traded in the United States on exchanges or over-the-counter and are issued by domestic banks, in an amount not exceeding 10% of the value of the total assets of a Portfolio invested in equity-based securities (except however the 10% of value limitation shall not apply to the International Value Equity Portfolio); or

  (j) Purchase or retain repurchase agreements or reverse repurchase agreements.

The vote of the majority of the outstanding Units means the vote, at a duly called annual or special meeting, (A) of 67% or more of the Units present at such meeting, if Participating Trusts holding more than 50% of the Units are present or represented by proxy; or (B) of more than 50% of the Units, whichever is less.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.



     The Trust anticipates that the annual rate of portfolio turnover will, generally, not exceed 75% for each of the Portfolios, other than the Value Equity Portfolio. For the year ended December 31, 1997, the annual rate of portfolio turnover for the Long-Intermediate Portfolio was higher than in previsous years as the portfolio took advantage of opportunities in the mortgage market engaging in "Dollar Rolls". Additionally, there were a number of corporate bond and treasury trades executed to adjust the yield curve structure. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other transaction costs that a Portfolio will bear directly.


VALUATION OF UNITS

Net asset value per Unit of each Portfolio is determined by dividing the total value of the Portfolio's assets less any liabilities, including the fees payable to the Custodial Trustee, the Investment Managers and the Association for advisory, administrative and other services, by the number of outstanding Units. Each Portfolio is charged with the liabilities in respect to such Portfolio, and with a share of the general liabilities of the Trust proportionate to the net asset value of such Portfolio.

The Custodial Trustee determines the total value of the assets of the Portfolios as of each Valuation Date and submits the resulting Statement of Accounts for each Portfolio to the Association. The Association determines the accrued expenses for each Portfolio and the Trust as of each Valuation Date. The Association then calculates the net asset value of each Portfolio by reducing the total value of the assets of such Portfolio as set forth in the Statement of Accounts by the accrued expenses for such Portfolio. The Custodial Trustee is not responsible for determining the Unit value.

     The Custodial Trustee determines the value of the assets held in each Portfolio as of 10:00 a.m., San Francisco, California time (or at such other time as may be determined by the Supervisory Committee) on each Valuation Date. Except for debt securities with remaining maturities of 60 days or less, assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price; (b) each unlisted security is valued at the mean between the bid and asked prices on the Valuation Date, or if there were no sales on that date, at the closing bid on the Valuation Date. The Custodial Trustee may rely on the bid prices and sales prices listed on recognized securities exchanges and over-the-counter quotations reported in newspapers in either New York or San Francisco, or on standard financial periodicals and quotation services, or obtained from established and reputable security dealers or upon appropriate valuation supplied by a generally accepted pricing service. If price quotations are unavailable, the Custodial Trustee may ascertain fair market value using methods and procedures reviewed and approved by the Supervisory Committee.

Obligations for which there is no readily ascertainable market, such as United States Government and agency obligations and short-term money market instruments (such as certificates of deposit, bankers acceptances and commercial paper), shall be valued at their fair value on the Valuation Date on the basis of information obtained from qualified available sources, or on the basis of reference to the market value of similar investments.

Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. Amortized cost valuation, which may be used so long as it approximates market value, involves valuing a security at its cost and adding or subtracting, ratably to maturity, at discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security.


The Trust does not declare or pay dividends with respect to the Portfolios. Income earned on assets in a Portfolio is included in the total value of that Portfolio's assets. Interest income on debt securities is accrued and added to asset value monthly as of each Valuation Date. Dividend income is recognized and added to asset value on the ex-dividend date. In addition, gains or losses realized from the sale of portfolio securities of a Portfolio will be added to or subtracted from, respectively, the asset value of such Portfolio.

MANAGEMENT OF THE TRUST

Supervisory Committee and Officers


The business and affairs of the Trust are managed under the direction of the Supervisory Committee. The Supervisory
Committee performs duties and undertakes responsibilities similar to those of a board of directors or board of trustees of an investment company. The members of the Supervisory Committee and the officers of the Trust and their principal occupations for the last five years are as follows:

                             Position Held   Principal Occupation
Name and Address <F1>        With the Trust  During Past 5 Years
Robert E. Gwynn, MD <F2>     Chairman and    Physician
                             Chief Executive
                             Officer

William N. Guertin <F2>      Secretary       Executive Director,
                             the Association

L. Richard Mello <F2>        Treasurer        Administrator,
                             the Association

Michael Cohen, MD                             Physician

Klaus R. Dehlinger, MD <F2>                   Physician, retired

Bruce M. Fisher, MD                           Physician

William R. Forsythe, MD                       Physician, retired

Albert K. Greenberg, MD                       Physician, retired

Robert R. Haumeder, MD                        Physician, retired

Richard Marchick, MD <F2>                     Physician, retired

Mary Alice Murphy, MD                         Physician

Gary S. Nye, MD                               Physician

Robert J. Oakes, MD                           Physician, retired

Richard Rihn, M.D.                            Physician

<F1>
All at 6230 Claremont Avenue, Oakland, CA  94618.
<F2>
Interested person as of December 31, 1996 by virtue of being an officer or a 5% owner of one or more of the Portfolios.




As of December 31, 1997, the members of the Supervisory Committee and the officers of the Trust, as a group, owned 38,866 Units of the International Value Equity Portfolio, 52,675 Units of the Growth Equity Portfolio, 217,886 Units of the Value Equity Portfolio, 50,018 Units of the Balanced Portfolio, 94,023 Units of the Long-Intermediate Fixed Income Portfolio, 59,474 Units of the Short-Intermediate Fixed Income Portfolio and 8,172 Units of the Short-Term Income Fund. No member of the Supervisory Committee or officer of the Trust is affiliated with the Custodial Trustee of the Trust. There is no family relationship between any of the members of the Supervisory Committee or the officers of the Trust. Members of the Supervisory Committee who are not affiliated with the Custodial Trustee or the Investment Managers may be compensated for services to, and reimbursed for expenses incurred as a member of, the Supervisory Committee. Currently no compensation is paid by the Trust to any member of the Supervisory Committee or officer of the Trust.

Five Percent Owners

As of December 31, 1997, the following persons or entities owned five percent or more of the Units of one or more Portfolios.
Unless otherwise indicated, all Units were owned of record and beneficially.

Owner <F1>                  Portfolio                 Percentages
Mary Ermadine Able          Long-Intermediate          5.1%

Ralph Baldzikowski          Short-Term Income Fund    11.1%

Reed Brockbank              Short-Term Income Fund     7.1%

Howard Daniel               Growth Equity              5.2% <F2>
                            International Value
                              Equity                   5.3  <F3>

Howard Daniel, MD, APC      Growth Equity              6.0%
                            International Value
                              Equity                   6.2%

Klaus Dehlinger             International Value       10.3%
                              Equity
                            Long-Intermediate          9.4%
                              Fixed Income

William G. Donald           Long-Intermediate
                              Fixed Income             5.6%

Stanley Goodman             Long-Intermediate         10.9%
                              Fixed Income

Roger Hoag                  Value Equity               6.2%
                            Short-Intermediate         7.6%
                              Fixed Income

Robert Hepps                International Value
                              Equity                   6.7%

Peyton Jacob                Short-Intermediate         5.1%
                              Fixed Income

Ralph D. Kirk               Long-Intermediate          6.6%
                              Fixed Income

Raymond Maas                International Value       15.0%
                              Equity
                            Growth Equity              8.7%
                            Balanced                   7.5%
                            Short-Intermediate         6.7%
                              Fixed Income

Harry MacDannald            International Value        6.3%
                              Equity

Richard Marchick            International Value       12.8%
                              Equity
                            Growth Equity              9.5%
                            Balanced                   8.1%
                            Long-Intermediate          5.4%
                              Fixed Income
                            Short-Intermediate         6.6%
                              Fixed Income

OB/GYN Fertility            International Value       12.8%
Specialist Medical            Equity
Group, Inc.                 Growth Equity             10.4%
                            Value Equity              11.2%
                            Balanced                   8.1%
                            Long-Intermediate          6.4%
                             Fixed Income
                           Short-Intermediate         20.3%
                             Fixed Income

Respiratory Medical        International Value
Group, Inc.                  Equity                   10.1%
                           Growth Equity               7.0%
                           Value Equity                6.6%

Philip Sapunor             International Value
                             Equity                    5.4%
                           Short-Intermediate
                             Fixed Income              6.0%

Eugene Taylor              Balanced                    6.5%

E. Gregory Thomas          Long-Intermediate           5.6%
                             Fixed Income

Ruperto R. Visaya          International Value         6.0% <F4>
                             Equity
                           Growth Equity               7.3% <F5>

Visaya & Visaya, MDs, Inc  International Value         5.7%
                             Equity

Robert Werra               Short-Intermediate         20.0% <F6>
                             Fixed Income

Robert Werra, M.D., APC    Short-Intermediate         21.4%
                             Fixed Income


<F1>
All at 6230 Claremont Avenue, Oakland, CA  94618.
<F2>
Consists of 5.2% held by Howard Daniel, MD, APC Plan.
<F3>
Consists of 5.#% held by Howard Daniel, MD, APC Plan
<F4>
Consists of 3.79% held by Visaya & Visaya, MDs, Inc.
and 2.3% held in an Individual Retirement Account.
<F5>
Consists of .20% held by Visaya & Visaya, MDs, Inc.
Plan and 7.1% held in an Individual Retirement Account.
<F6>
Consists of 20.0% held by Robert Werra, M.D., APC Plan.



The Custodial Trustee

Subject to the direction of the Supervisory Committee, Wells Fargo Bank, N.A., acts as the Custodial Trustee of the Trust pursuant to a Declaration of Trust dated February 9, 1990 and, as such, provides custodial services to the Trust.

The Custodial Trustee is obligated to hold and account for the assets of the Trust in accordance with applicable laws and regulations, including the regulations and rulings of the United States Comptroller of the Currency relating to fiduciary powers of national banks. In accordance with these regulations, the Custodial Trustee will not invest, or permit the Investment Managers to invest, the Trust's assets in stock or obligations of or property acquired from, Wells Fargo, its affiliates or directors, officers or employees or other persons with substantial connections with Wells Fargo, and further, assets of the Trust will not be sold or transferred, by loan or otherwise, to Wells Fargo or persons connected with Wells Fargo as described above, except that part of a Portfolio may be invested in deposits of Wells Fargo that bear a reasonable rate of interest or in cash, without liability with respect to such cash, as may be reasonably necessary from time to time to be held temporarily awaiting investment and for paying withdrawals or expenses.

The Administrator

As compensation for its services under the Administrative Services Agreement, the Association is paid a quarterly fee at the annual rate of 0.45% of the aggregate fair market value of the assets of the combined Portfolios determined as of the last business day of each calendar quarter. The Association is paid an additional fee of $1,000 per month. The Association has received from the Trust fees for its services for the years ending December 31, 1995, 1996 and 1997 of $186,479, $209,485 and $218,728 respectively.

Investment Management

Under the Investment Management Agreements between each Investment Manager and the Trust (the "Agreement"), the Investment Manager manages the investment of the assets of each Portfolio for which it has been appointed Investment Manager in conformity with the stated objectives and policies of such Portfolio and the overall investment restrictions of the Trust. The Investment Manager supervises the Trust's investments and maintains a continuous investment program for the Portfolio, places purchase and sale orders and pays costs of certain clerical and administrative services involved in managing and servicing the investments of such Portfolio and complying with regulatory reporting requirements.
The Investment Manager also furnishes employees, office space and facilities required for operation of the Investment Manager.

Lazard Freres Asset Management has received investment management fees for its services to the International Value Equity Portfolio from December 1, 1995 through December 31, 1995 and for the year ended December 31, 1996 and 1997 of $236, $9,537 and $14,834 respectively.

The Burridge Group LLC has received investment management fees for its services to the Growth Equity Portfolio for the years ended
December 31, 1995, 1996 and 1997 of $25,140, $28,447 and $30,892,
respectively.

Towneley Capital Management, Inc. has received investment management fees for its services to the Value Equity Portfolio for the years ended December 31, 1995, 1996 and 1997 of $176,999, $193,005 and $210,061 respectively.

Guardian Investment Management has received investment management fees for its services to the Balanced Portfolio for the years ended December 31, 1995, 1996 and 1997 of $17,929, $23,745 and $34,791
respectively.

Scudder Kemper Investments, Inc., "Scudder" has received investment management fees for its services to the Long-Intermediate Fixed Income Portfolio for the years ended December 31, 1995, 1996 and 1997 of $20,475, $24,145 and $21,233 respectively.

Scudder has received investment management fees for its services to the Short-Intermediate Fixed Income Portfolio for the years ended
December 31, 1995, 1996 and 1997 of $30,205, $27,301 and $22,848
respectively.

Scudder has received investment management fees for its services to the Short-Term Income Fund for the years ended December 31, 1995,
1996 and 1997 of $13,442, $12,632 and $17,791 respectively.  In 1997
Scudder reimbursed the Trust a total of $5,000 in expenses.

     The Investment Management Agreements remain in effect from year to year, provided their continuance is approved annually either by the vote of a majority of the outstanding Units of the Portfolios to which the Investment Management Agreements relate or by the Supervisory Committee, and by the vote of a majority of the members of the Supervisory Committee who are not parties to the Agreements or "interested persons" of a party within the meaning of the Investment Company Act. An Investment Management Agreement may be terminated as to any Portfolio on no more than 60 days' notice given at any time by the Supervisory Committee, a majority of the outstanding Units or the Investment Manager, and will terminate automatically if it is assigned.

The investment management services of the respective Investment
Managers to the Trust are not exclusive under the terms of the Agreements. Each Investment Manager is free to, and does, render investment advisory services to others.

Expenses of the Trust

The Association pays: (i) all costs and expenses arising in connection with the organization of the Trust, including the initial registration and qualification of the Trust and the Units under federal and state law; (ii) all marketing and advertising expenses of the Trust; (iii) expenses of accounting for Participating Trusts; (iv) all costs and expenses of keeping books and records; and (v) all costs and expenses of determining the net asset value of the Units.

The Custodial Trustee pays: (i) all expenses of its employees, office space and facilities necessary to carry out its duties under the Declaration of Trust; and (ii) all expenses of valuing the assets of the Portfolios.

Each Investment Manager pays all expenses incurred by it in connection with acting as Investment Manager, other than costs (including taxes and brokerage commissions) of securities purchased for the Trust. Expenses incurred by each Investment Manager in connection with acting as Investment Manager include the costs of statistical and research data, accounting, data processing, bookkeeping and internal auditing services, rendering periodic and special reports to the Supervisory Committee, and other costs associated with providing investment research and portfolio management.

Except for the expenses described above that have been assumed by the Custodial Trustee, the Association or each Investment Manager, as the case may be, all expenses incurred in the administration of the Trust are charged to the Trust including: (i) the Custodial Trustee's fee, the Association's fee and the Investment Managers' fees (discussed below); (ii) interest charges; (iii) taxes;
(iv) brokerage commissions; (v) expenses of continuing registration and qualification of the Trust and the Units under federal and state law; (vi) expenses of the issue and redemption of Units;
(vii) fees and disbursements of independent accountants, consultants and legal counsel; (viii) expenses of preparing, printing and mailing prospectuses (except the cost of printing and mailing of Prospectuses to potential members of the Association, which is to be paid by the Association), reports, proxies, notices and statements sent to Participating Trusts; (ix) expenses of meetings of Participating Trusts; (x) insurance premiums; and
(xi) nonrecurring expenses including any expenses relating to litigation to which the Trust or the Custodial Trustee as trustee of the Trust is a party. Expenses incurred for the operation of a particular Portfolio, including the expenses of communications to Participating Trusts, are paid by that Portfolio. Expenses that are general liabilities of the Trust are allocated among the Portfolios in proportion to the net asset value of each Portfolio at the time of allocation.




PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Supervisory Committee and the Custodial Trustee, each Investment Manager is responsible for the investment decisions and the placing of orders for Portfolio transactions for specified Portfolios constituting a part of the Trust. The policy of the Trust regarding purchases and sales of securities for its Portfolios is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the Trust's policy, the Investment Managers will effect transactions with those brokers and dealers who the Investment Managers believe provide the most favorable prices and are capable of providing efficient executions.

Subject to the policy of seeking the best execution of investment transactions at the prices most favorable to the Trust, the Investment Managers may in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers that have provided general research and investment information and other services to the Investment Managers with respect to securities appropriate for investment by the Portfolios. These research and investment information services are made available to the Investment Managers for their analysis and consideration as investment advisers to the Trust and to their other accounts. Such research and investment information may include advice concerning the value of securities, the advisability of purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Although such information is useful, its value is not determinable and it does not necessarily reduce expenses to the Investment Managers or reduce the management fees payable to the Investment Managers by the Trust.

The Investment Management Agreements with each Investment Manager stipulate that the manager can receive research services from brokers executing transactions for the Portfolios at commissions higher than another broker might have charged; however, such higher commissions may not be paid unless the manager determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the manager's overall responsibilities to the Portfolio. Such research may benefit the manager's management of other clients as well as the Trust's Portfolios.

The Trust has instructed the Investment Managers to direct all equity transactions through PaineWebber Incorporated
("PaineWebber"), the Trust's Investment Consultant, at commissions not greater than $.06 per share and subject to a minimum of $75 per trade. These commissions are credited, at the rate of 50%, against fees charged by PaineWebber for the consulting services it provides to the Trust. PaineWebber may also furnish research services to each Investment Manager. For the period December 1, 1995
(inception) through December 31, 1995 and for the years ended
December 31, 1996 and December 31, 1997, PaineWebber was paid $132,
$2,011 and $3,877 respectively, in commissions, by the International Value Equity Portfolio. For the years ended 1995, 1996 and 1997, PaineWebber was paid $10,245, $5,307 and $9,080 respectively, by the Growth Equity Portfolio; $177,898, $87,802 and $63,823, respectively, by the Value Equity Portfolio; and $2,679, $1,650 and $1,695 respectively, by the Balanced Portfolio. For the year ended December 31, 1997, these payments represented all commissions paid by those Portfolios. Commissions for the Value
Equity Portfolio in 1996 and 1997 were reduced primarily as a result of lower commission rates.


Certain investments may be appropriate for the Trust and also for other clients advised by the Investment Managers. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day, and if all orders for the same security could be only partially executed during a trading day, then securities will be allocated proportionately on the basis of the sizes of the orders.

PERFORMANCE INFORMATION

All performance information included in any advertising by the Portfolios is historical and is not intended to indicate future returns. A Portfolio's Unit price and total return fluctuate in response to market conditions and other factors, and the value of a Portfolio's Units when redeemed or exchanged may be more or less than their original cost.


Average annual total return is computed by determining the growth or decline in the value of a hypothetical $1,000 investment in a Portfolio over a stated period of time, then calculating the average annual compounded percentage rate which would give the same ending value as if the growth or decline had been constant over the period. Stated mathematically:

     n
P(1+T)  = ERV

where   P   =   a hypothetical initial investment of $1,000
        T   =   average annual total return
        n   =   number of years
       ERV  =   ending redeemable value of a hypothetical $1,000
                payment made at the beginning of the period at the end of the same period

The net asset value of certain Portfolios were restated in July 1996 to reflect a unit split in accordance with the following ratios: Value
Equity Portfolio - 12.3862 to 1; Balanced Portfolio - 4.8470 to 1;
Long-Intermediate Fixed Income Portfolio - 5.5382 to 1; Short-
Intermediate Fixed Income Portfolio - 2.0957 to 1; Short-Term
Income Fund - 4.4817 to 1. The average annual total returns for the International Value Equity Portfolio, Growth Equity Portfolio, the Value Equity Portfolio, the Balanced Portfolio, the Long-
Intermediate Fixed Income Portfolio, and the Short-Intermediate
Fixed Income Portfolio and the Short-Term Income Fund are as follows:

                                    International Value
                                          Equity
                                  One Year        Three Years <F7>
Net asset value:

  Beginning of                    $11.19          $10.00
    period

  End of period                   $13.13          $13.13

Percentage change                  17.34%          31.30%
  in net asset
  value

Average Annual                     17.34%          13.99%
  Total Return

Ending value of                   $1,173.40       $1,313.05
  hypothetical
  $1,000 investment

<F7>
Three year figures reflect performance from December 1, 1995 (inception) through December 31, 1997.

                                       Growth Equity
                       One Year         Five Years      Six Years<F8>
Net asset value:

  Beginning of         $16.70           $11.74          $10.00
    period

  End of period        $19.67           $19.67           $19.67

Percentage change      17.78%           67.55%           96.70%
  in net asset
  value

Average Annual         17.78%           10.87%           13.75%
  Total Return

Ending value of       $1,177.80        $1,675.21        $1,966.73
  hypothetical
  $1,000 investment

<F8>
Six year figures reflect performance from October 1, 1992 (inception) through December 31, 1997.


                                        Value Equity
                       One Year     Five Years     Eight Years <F9>
Net asset value:

  Beginning of          $11.34        $6.71          $4.89
    period

  End of period         $14.90       $14.90         $14.90

Percentage change       31.39%       122.06%        204.70%
  in net asset
  value

Average Annual          31.39%        17.30%         16.20%
  Total Return

Ending value of        $1,313.90    $2,220.70      $3,046.70
  hypothetical
  $1,000 investment

<F9>
Eight year figures reflect performance from commencement of operations on August 2, 1990 through December 31, 1997.

                                    Balanced

                      One Year     Five Years      Eight Years <F10>
Net asset value:

  Beginning of        $10.87        $7.05           $5.95
    period

  End of period       $13.29       $13.29          $13.29

Percentage change      22.26%       88.51%         123.36%
  in net asset
  value

Average Annual         22.26%       13.52%          11.44%
  Total Return

Ending value of       $1,083.40    $1,347.09       $1,717.31
  hypothetical
  $1,000 investment

<F10>
Eight year figures reflect performance from commencement of operations on August 2, 1990 through December 31, 1997.


                          Long-Intermediate Fixed Income
                      One Year      Five Year      Eight Years <F11>
Net asset value:

  Beginning of        $10.43         $8.39          $6.58
    period

  End of period       $11.30        $11.30         $11.30

Percentage change       8.34%        34.68%         71.73%
  in net asset
  value

Average Annual          8.34%         6.14%          7.56%
  Total Return

Ending value of       $1,083.40     $1,347.09      $1,717.31
  hypothetical
  $1,000 investment

<F11>
Eight year figures reflect performance from commencement of operations on August 2, 1990 through December 31, 1997.


                           Short-Intermediate Fixed Income

                      One Year      Five Years     Eight Years <F12>
Net asset value:

  Beginning of        $10.29         $8.68          $6.74
    period

  End of period       $10.91        $10.91         $10.91

Percentage change       6.03%        25.69%         61.87%
  in net asset
  value

Average Annual          6.03%         4.68%          6.71%
  Total Return

Ending value of       $1,060.30     $1,256.95      $1,619.13
  hypothetical
  $1,000 investment

<F12>
Eight year figures reflect performance from commencement of operations on August 2, 1990 through December 31, 1997.

                              Short-Term Income Fund

                       One Year      Five Years    Eight Years <F13>
Net asset value:

  Beginning of         $10.20         $8.91         $7.88
    period

  End of period        $10.67        $10.67        $10.67

Percentage change       4.61%        19.75%        35.41%
  in net asset
  value

Average Annual           4.61%         3.67%         4.17%
  Total Return

Ending value of        $1,046.10     $1,197.47     $1,354.10
  hypothetical
  $1,000 investment

<F6>
Eight year figures reflect performance from commencement of operations on August 2, 1990 through December 31, 1997.

FINANCIAL STATEMENTS



ALAMEDA CONTRA-COSTA MEDICAL ASSOCIATION
COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS





FINANCIAL STATEMENTS

Incorporated by reference herein is the portion of the Trust's annual report for 1997 entitled "Financial Statements". copies of the annual report may be obtained without charge by writing to the Alameda-Contra Costa Medical Association, 6230 Claremont Avenue, Oakland, CA 94618, or by calling the Association at (510) 654-5383. The annual report must precede or accompany this Statement of Additional Information.




PART C

OTHER INFORMATION


Item 24. Financial Statements and Exhibits

     (a)  Financial Statements

         Part A:  Condensed Financial Information.
         Part B: Incorporated by reference to the Trust's annual report for 1997:


Report of Independent Auditors dated February 13, 1998; Schedules of Investments at December 31, 1997; Statements of Assets and Liabilities at December 31, 1997; Statements of Operations for the year ended December 31, 1997; Statements of Changes in Net Assets for the years ended December 31, 1996 and December 31, 1997; and Notes to Financial Statements.

     (b)  Exhibits

<F1>      (1) Declaration of Trust dated February 9, 1990,
              Amendment to Declaration of Trust dated June 29,
<F2>          1992,
              Amendment Number Two to Declaration of Trust Dated
              February 20, 1997
              Amendment Number Three to Declaration of Trust
              Dated April 24, 1997

          (2) Rules and Procedures of the Supervisory
<F1>           Committee
          (3)  Not applicable
          (4)  Not applicable
          (5) Investment Management Agreements

              (a) Towneley Capital Management, Inc,
<F6>              as amended
<F3>          (b) Guardian Investment Management

              (c) Scudder Kemper Investment, Inc.
<F6>          (d) The Burridge Group LLC
              (e) Lazard Freres & Company

          (6) Not applicable
          (7) Not applicable

          (8) Fee Schedule, dated January 27, 1997, between the
              Trust and the Custodial Trustee
<F1>      (9) (a)  Administrative Services Agreement between the
              Trust and the Association. Addendum to
<F4>          Administrative Services Agreement.
<F6>          (b)  Consulting Services Agreement between the
              Trust and PaineWebber Incorporated.

         (11) Consent of Coopers & Lybrand L.L.P., independent
              accountants
         (12) Not applicable
<F1>     (13) Form of Investment Letter
<F5>     (14) Model Plan Documents
         (15) Not applicable

         (16) Schedules for Computation of Performance
              Quotations

         (17) Financial Data Schedules
<F6>   (EX-24) Powers of Attorney

Item 25. Persons Controlled By or Under Common Control With
Registrant  -  not applicable

Item 26. Number of Holders of Securities
                             Number of
Title of Class               Record Holders     Date
Units of International
   Value Equity Portfolio            39         December 31, 1997
Units of Value Equity
  Portfolio                         201         December 31, 1997
Units of Growth Equity
  Portfolio                          82         December 31, 1997
Units of Balanced Portfolio          95         December 31, 1997
Units of Long-Intermediate           62         December 31, 1997
  Fixed Income Portfolio
Units of Short-Intermediate          74         December 31, 1997
  Fixed Income Portfolio
Units of Short-Term Income Fund      64         December 31, 1997

<F5> Item 27. Indemnification

Item 28. Business and Other Connections of Investment Adviser

         Incorporated by reference to the following documents:

         (c)     Form ADV, Scudder Kemper Investments, Inc.
                 File #801-252, dated March 27, 1998

         (b)     Form ADV, Guardian Investment Management,
                 File #801-11279, dated May 1, 1997

         (e)     Form ADV, Lazard Freres & Co. LLC,
                 File #801-6568, dated March 10, 1997

         (a)     Form ADV, Towneley Capital Management, Inc.,
                 File #801-07739, dated March 19, 1997

         (d)     Form ADV, The Burridge Group LLC,
                 File# 801-53275, dated March 24, 1998


Item 29. Principal Underwriters

         (a) The Securities and Exchange Commission may regard the Alameda-Contra Costa Medical Association as the Registrant's statutory principal underwriter, because of an agreement with the Trust by the Association to inform its existing and potential members and Participants of the availability of the Units as an investment option for assets of Retirement Plans and because of its establishment of the Trust. The Alameda-Contra Costa Medical
Association does not act as a principal underwriter, depositor or investment advisor to any other investment companies. The
Trust's assets are not used to pay the costs of distribution.

         (b) Information with respect to each Council member and officer of the Alameda-Contra Costa Medical Association is furnished in the following table:

<F7>                     Position and                Position and
Name and Principal       Offices with                Offices with
Business Address         Underwriter                 Registrant
Ernest E. Kundert        President                   None
                         and Council Member

Donald R. Townsend       Vice-President              None
                         and Council Member

Michael P. Ranahan       Secretary-Treasurer         None
                         and Council Member

Istvan Borocz            Council Member              None

Richard J. Carmel        Council Member              None

Ronald Cooper            Council Member              None

Sharon Drager            Council Member              None

Thomas Forde             Council Member              None

Jay Garfinkle            Council Member              None

Michael Gorin            Council Member              None

Roger Iliff              Council Member              None

Albert Kahane            Council Member              None

Mary Alice Murphy        Council Member              Supervisory Committee
                                                     Member

Miles Nuddleman          Council Member              None

Sanjay Ray               Council Member              None

Stephen Ross             Council Member              None

Johnathan L. Savell      Council Member              None

Stuart B. Shikora        Council Member              None

Colin Sinclair           Council Member              None

Ernest Sponzilli         Council Member              None

Michael Stein            Council Member              None

Scott Taylor             Council Member              None

Steven Una               Council Member              None

Stephen Van Meter        Council Member              None


Item 29. (c) Not applicable

<F1> Item 30. Location of Accounts and Records

Item 31. Management Services - Not applicable

Item 32. Undertakings


<F1>
Incorporated by reference to same item of Registration Statement filed December 20, 1989.
<F2>
Incorporated by reference to same item of Post Effective
Amendment No. 3 filed July 2, 1992.
<F3>
Incorporated by reference to same item of Post Effective
Amendment No. 2 filed April 29, 1992.

<F4>
Incorporated by reference to same item of Post Effective
Amendment No. 1 April 29, 1991.
<F5>
Incorporated by reference to same item of Pre-Effective Amendment
No. 3 filed July 16, 1990.
<F6>
Incorporated by reference to same item of Post Effective
Amendment No. 9 filed March 3, 1997.
<F7>
All at 6230 Claremont Avenue, Oakland, CA 94618.

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakland, and State of California on the 30th day of April, 1998.

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION
COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS



                              By:___________________________

                                 ___________________________


                             Its:_______________________




Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



_________________________*      Chairman, Chief       April 29
Robert E. Gwynn, M.D.           Executive Officer and 1998
                                Member of the
                                Supervisory Committee
                                (Principal Executive
                                Officer)

_________________________*      Secretary and         April 29
William N. Guertin              Member of the         1998
                                Supervisory Committee

_________________________*     Treasurer and Member   April 29
L. Richard Mello               of the Supervisory     1998
                               Committee (Principal
                               Financial and
                               Accounting Officer)

_________________________*     Member of the          April 29
Michael Cohen, M.D.            Supervisory Committee  1998

_________________________*     Member of the          April 29
Klaus R. Dehlinger, M.D.       Supervisory Committee  1998


_________________________*     Member of the          April 29
Bruce M. Fisher, M.D.          Supervisory Committee  1998

_________________________*     Member of the          April 29
William R. Forsythe, M.D.      Supervisory Committee  1998


_________________________*     Member of the          April 29
Albert K. Greenberg, M.D.      Supervisory Committee  1998

_________________________*     Member of the          April 29
Robert R. Haumeder, M.D.       Supervisory Committee  1998

_________________________*     Member of the          April 29
Richard Marchick, M.D.         Supervisory Committee  1998

_________________________*     Member of the          April 29
Mary Alice Murphy, M.D.        Supervisory Committee  1998

_________________________*     Member of the          April 29
Gary S. Nye, M.D.              Supervisory Committee  1998

_________________________*     Member of the          April 29
Robert J. Oakes, M.D.          Supervisory Committee  1998

_________________________*     Member of the          April 29
Richard Rihn, M.D.             Supervisory Committee  1998







*_________________________
    L. Richard Mello
By:  Attorney-in-fact

 Registration No. 33-32684










SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



                          EXHIBITS
                             to
                          FORM N-lA




                    Registration Statement
                             Under
                  The Securities Act of 1933
                 Post-Effective Amendment No. 11
                              and
              The Investment Company Act of 1940
                        Amendment No. 14




ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION
COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

EXHIBIT INDEX



Exhibit
Number

(5)        Invstment Management Agreements
           (c) Scudder Kemper Investments, Inc.
           (e) Lazard Freres & Company

(11)       Consent of Coopers & Lybrand L.L.P.

(16)       Schedule for computation of Performance Quotations

(17)       Financial Data Schedules